UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4254

Legg Mason Partners Income Funds

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY	10004
(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place, 4th Floor

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: December 31

Date of reporting period: December 31, 2006

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT

DECEMBER 31, 2006

Legg Mason Partners Capital and Income Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Partners Capital and Income Fund

Annual Report  •  December 31, 2006

What’s

Inside

Fund Objective

The Fund seeks total return (that is, a combination of income and long-term capital appreciation).

Letter from the Chairman

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

U.S. economic growth was mixed during the 12-month reporting period. After gross domestic product (“GDP”)i increased 1.7% in the fourth quarter of 2005, the economy then rebounded sharply in the first quarter of 2006. Over this period, GDP rose 5.6%, its best showing since the third quarter of 2003. In the second quarter of 2006, GDP growth was 2.6% and it further moderated to 2.0% in the third quarter. The economy then strengthened in the fourth quarter, due largely to increased consumer spending. Over this time, the advance estimate for GDP growth was 3.5%.

After increasing the federal funds rateii to 5.25% in June—its 17th consecutive rate hike—the Federal Reserve Board (“Fed”)iii paused from raising rates at its next five meetings. In its statement accompanying the January 2007 meeting, the Fed stated, “Recent indicators have suggested somewhat firmer economic growth, and some tentative signs of stabilization have appeared in the housing market. Readings on core inflation have improved modestly in recent months, and inflation pressures seem likely to moderate over time.”

After posting lackluster results in the first half of 2006, stocks rallied sharply and generated strong results during the reporting period. Early in the year, continued Fed rate hikes, record high oil prices and uncertainty about the economy dragged down the stock market. However, oil prices then retreated, the economy began to weaken and the Fed held rates steady. These factors, combined with continued strong corporate profits, propelled the market higher. All told, the S&P 500 Indexiv returned 15.78% during the 12 months ended December 31, 2006.

During the reporting period, short- and long-term Treasury yields experienced periods of significant volatility. After peaking in late June—with two- and 10-year Treasuries hitting 5.29% and 5.25%, respectively—rates fell sharply as the Fed

Legg Mason Partners Capital and Income Fund         I

paused from its tightening cycle. In addition, inflationary pressures eased as oil prices fell after reaching a record high in mid-July. Overall, during the 12 months ended December 31, 2006, two-year Treasury yields increased from 4.41% to 4.82%. Over the same period, 10-year Treasury yields moved from 4.39% to 4.71%. Looking at the 12-month period as a whole, the overall bond market, as measured by the Lehman Brothers U.S. Aggregate Indexv, returned 4.33%.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Special Shareholder Notices

Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Fund’s investment manager and ClearBridge Advisors, LLC (“ClearBridge”), formerly known as CAM North America, LLC, and Western Asset Management Company (“Western Asset”) became the Fund’s subadvisers. The portfolio managers who are responsible for the day-to-day management of the Fund remained the same immediately prior to and immediately after the date of these changes. LMPFA, ClearBridge and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc.

Certain changes regarding share class pricing and related matters were implemented on November 20, 2006. Please consult the Fund’s current prospectus for more information.

Effective December 2, 2006, Western Asset Management Company Limited (“Western Asset Limited”) became an additional subadviser to the Fund, under an additional sub-advisory agreement between Western Asset and Western Asset Limited. Western Asset Limited provides certain advisory services to the Fund relating to currency transactions and investment in non-dollar denominated securities. Western Asset Limited has offices at 10 Exchange Place, London, England. Western Asset Limited acts as an investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds.

The Fund was formerly known as SB Capital and Income Fund.

II         Legg Mason Partners Capital and Income Fund

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

January 31, 2007

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iii

The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

[v]

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

Legg Mason Partners Capital and Income Fund         III

Fund Overview

Q. What were the overall market conditions during the Fund’s reporting period?

A. The economy weakened during the period due, in part, to the lagged effect of higher short-term interest rates and a rapidly cooling housing market. Inflationary pressures intensified during the first half of the reporting period. However, as oil prices retreated from their July record high and housing prices moderated, inflation became less of an issue. The Federal Reserve Board (“Fed”)i boosted its target federal funds rateii from 4.25% when the reporting period began to 5.25% in June 2006. The Fed then held rates steady during the remainder of the year.

After a weak first half of the year, the U.S. stock market rallied sharply and generated strong returns in 2006. The stock market’s early woes were due to a variety of factors. These included the Fed continuing to raise short-term interest rates, record high oil prices, the cooling housing market, and concerns about the future direction of the economy and corporate profits. However, many of these issues soon lifted as oil prices fell sharply, the Fed paused from raising interest rates, and corporate profits continued to surprise on the upside. For the year as a whole, the S&P 500 Indexiii rose 15.78%, its best performance since 2003. The market’s gains were broad in scope. All 10 sectors in the S&P 500 Index posted positive returns during the year, led by telecommunications services and energy. In contrast, healthcare and information technology lagged the overall market.

Turning to the bond market, the Treasury yield curveiv flattened in 2006, as the difference between short- and long-term yields narrowed. Throughout much of 2006, the Treasury yield curve was inverted, with two-year Treasury yields surpassing their 10-year counterparts. Historically, this anomaly has often been a precursor of slowing economic growth and, in many cases, a recession.v

Performance Review

For the 12 months ended December 31, 2006, Class A shares of Legg Mason Partners Capital and Income Fund, excluding sales charges, returned 11.69%. These shares outperformed the Lipper Mixed-Asset Target Allocation Moderate Funds Category Average1, which increased 11.06%. The Fund’s unmanaged benchmark, the S&P 500 Index, returned 15.78% for the same period.

[1]

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2006, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 425 funds in the Fund’s Lipper category, and excluding sales charges.

Legg Mason Partners Capital and Income Fund 2006 Annual Report         1

Performance Snapshot as of December 31, 2006 (excluding sales charges) (unaudited)

	6 months	12 months
Capital and Income Fund — Class A Shares	8.69%	11.69%

S&P 500 Index	12.73%	15.78%

Lipper Mixed-Asset Target Allocation Funds Category Average	8.57%	11.06%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/InvestorServices.
Excluding sales charges, Class B shares returned 8.39%, Class C shares returned 8.34% and Class I (formerly Class Y) shares returned 8.92% over the six months ended December 31, 2006. Excluding sales charges, Class B shares returned 11.03%, Class C shares returned 10.91% and Class I shares returned 12.01% over the twelve months ended December 31, 2006. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions.
Performance figures reflect reimbursements and/or fee waivers, without which the performance would have been lower.
Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended December 31, 2006, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 445 funds for the six-month period and among the 425 funds for the 12-month period in the Fund’s Lipper category and excluding sales charges.

Q. What were the most significant factors affecting Fund performance?

What were the leading contributors to performance?

A. In the equity portion of the Fund, our sector positioning enhanced results during the reporting period. In particular, the Fund’s exposure to the information technology (“IT”), healthcare and consumer discretionary sectors were positive contributors to relative performance. In terms of stock selection, the Fund’s holdings in the financials, materials and industrial sectors were the largest contributors to relative performance. On an individual stock basis, the largest absolute contributors to performance were Nexen Inc., McDonald’s Corp., Cisco Systems, Inc., Marathon Oil Corp., American Express Company, and Time Warner, Inc.

In the fixed income portion of the Fund, our exposure to high yield bonds enhanced results, in particular our emphasis on lower quality securities as they outperformed their higher quality counterparts during the year. In terms of individual securities, overweights to Ford, General Motors and GMAC were beneficial to performance. Elsewhere, an allocation to mortgage-backed securities was beneficial, especially in October and November, as volatility remained low and spreads narrowed.

What were the leading detractors from performance?

A. In the equity portion of the Fund, our overall stock selection detracted from relative results during the reporting period. In particular, the Fund’s holdings in the energy, IT, and telecommunication services sectors hurt relative returns the most. From a sector positioning perspective, the Fund’s exposure to telecommunication services and utilities

2         Legg Mason Partners Capital and Income Fund 2006 Annual Report

detracted the most from relative results. On an individual stock basis, the largest detractors from absolute performance were ADC Telecommunications, Inc., NTL, Inc, Capital One Financial Corp., Anadarko Petroleum Corp., and Yahoo, Inc. ADC Telecommunications Inc. and NTL were eliminated from the Fund’s portfolio during the reporting period.

In the fixed income portion of the Fund, our exposure to U.S. Treasury Inflation Protected Securities (“TIPS”)vi was a negative to performance as inflationary pressures subsided in the second half of the year as oil prices fell sharply. In addition, our yield curve positioning hurt results as the curve flattened and inverted, with two-year Treasury yields surpassing their 10-year counterparts.

Q. Were there any significant changes to the Fund during the reporting period?

A. A number of significant changes occurred during the 12-month reporting period. Based on our analysis of the risks and rewards in the overall market, we increased the Fund’s equity exposure while reducing its exposure to the fixed income market. We also systematically reduced the Fund’s large overweight in the high-yield corporate bond sector to a much lower position. This was based solely on our views of the risk/reward characteristics in this area. The shift in the Fund’s asset allocation was beneficial to performance, as equities rallied sharply from mid-July through the end of 2006.

In the equity portion of the Fund, we changed from a team-managed approach, to a single portfolio manager. Based on this change, we moved to pare the total number of equity holdings in the Fund from approximately 200 to roughly 55 by the end of the period. Based on the overall market conditions and our analysis of the opportunities available for the Fund, going forward we would anticipate holding between 40 and 60 stocks at any given time. We believe the Fund’s equity allocation remains well diversified among the various sectors in the market.

Thank you for your investment in Legg Mason Partners Capital and Income Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Robert Gendelman (Equity Portion) Portfolio Manager Clearbridge Advisors, LLC

Western Asset Management Company (Fixed Income Portion)

January 20, 2007

Legg Mason Partners Capital and Income Fund 2006 Annual Report         3

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2006 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: American Express Co. (3.2%), General Electric Co. (3.1%), National Fuel Gas Co. (2.4%), McDonald’s Corp. (2.3%), Altria Group Inc. (2.2%), UnitedHealth Group Inc. (2.1%), UBS AG (2.1%), WellPoint Inc. (2.1%), Microsoft Corp. (2.0%) and American International Group Inc. (2.0%). Please refer to pages 10 through 36 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2006 were: Common Stocks (75.0%), Corporate Bonds & Notes (13.8%), Mortgage-Backed Securities (6.0%), Collateralized Mortgage Obligations (1.5%) and Asset-Backed Securities (1.3%). The Fund’s portfolio composition is subject to change at any time.

RISKS: Stock and bond prices are subject to fluctuation. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. High-yield securities are rated below investment grade and involve greater credit and liquidity risk than higher-rated securities. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. The Fund is subject to certain risks of overseas investing not associated with domestic investing, including currency fluctuations and changes in political and economic conditions. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]

The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iii	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

iv	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

[v]	Source: The Wall Street Journal, 1/07.

vi

U.S. Treasury Inflation Protected Securities (“TIPS”) are bonds sold at auction and available in 10- or 30-year maturities. TIPS receive a fixed, stated rate of return. But they also increase their principal by the changes in the CPI-U (the non-seasonally adjusted U.S. city average all items consumer price index for all urban consumers, published by the Bureau of Labor Statistics). Investors should note that TIPS, like most fixed income instruments with long maturities, are subject to price risk.

4         Legg Mason Partners Capital and Income Fund 2006 Annual Report

Fund at a Glance (unaudited)

*	Amount represents less than 0.1% of total investments.

Legg Mason Partners Capital and Income Fund 2006 Annual Report          5

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments, and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2006 and held for the six months ended December 31, 2006.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio(3)	Expenses Paid During the Period(4)
Class A	8.69%	$1,000.00	$1,086.90	1.09%	$5.73

Class B	8.39	1,000.00	1,083.90	1.67	8.77

Class C	8.34	1,000.00	1,083.40	1.85	9.71

Class I(5)	8.92	1,000.00	1,089.20	0.77	4.05

(1)	For the six months ended December 31, 2006.

(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	The expense ratios do not include the non-recurring restructuring and/or reorganization fees.

(4)

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

(5)	As of November 20, 2006, Class Y shares were renamed Class I Shares.

6         Legg Mason Partners Capital and Income Fund 2006 Annual Report

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio(2)	Expenses Paid During the Period(3)
Class A	5.00%	$1,000.00	$1,019.71	1.09%	$5.55

Class B	5.00	1,000.00	1,016.79	1.67	8.49

Class C	5.00	1,000.00	1,015.88	1.85	9.40

Class I(4)	5.00	1,000.00	1,021.32	0.77	3.92

(1)	For the six months ended December 31, 2006.

(2)	The expense ratios do not include the non-recurring restructuring and/or reorganization fees.

(3)

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

(4)	As of November 20, 2006, Class Y shares were renamed Class I shares.

Legg Mason Partners Capital and Income Fund 2006 Annual Report         7

Fund Performance

Average Annual Total Returns(1) (unaudited)

	Without Sales Charges(2)
	Class A(3)	Class B(3)	Class C(3)	Class I(3)(4)
Twelve Months Ended 12/31/06	11.69%	11.03%	10.91%	12.01%

Five Years Ended 12/31/06	9.17	8.62	8.35	9.59

Ten Years Ended 12/31/06	8.35	7.79	N/A	8.73

Inception* through 12/31/06	10.17	10.74	5.52	9.58

	With Sales Charges(5)
	Class A(3)(6)	Class B(3)	Class C(3)	Class I(3)(4)
Twelve Months Ended 12/31/06	5.29%	6.06%	9.91%	12.01%

Five Years Ended 12/31/06	7.89	8.47	8.35	9.59

Ten Years Ended 12/31/06	7.71	7.79	N/A	8.73

Inception* through 12/31/06	9.72	10.74	5.52	9.58

Cumulative Total Returns(1) (unaudited)

Without Sales Charges(2)
Class A (12/31/96 through 12/31/06)	122.91%

Class B (12/31/96 through 12/31/06)	111.68

Class C (Inception* through 12/31/06)	58.27

Class I(4) (12/31/96 through 12/31/06)	130.99

(1)

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, where redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemptions of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and Class C shares.

(3)	On April 21, 2006, Smith Barney Class A, Smith Barney Class B, Smith Barney Class C and Smith Barney Class Y shares were renamed Class A, Class B, Class C, and Class Y shares, respectively.

(4)	As of November 20, 2006, Class Y shares were renamed Class I shares.

(5)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment and declines thereafter by 1.00% per year until no CDSC is incurred; Class C shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

(6)	Class A maximum initial sales charge increased from 5.00% to 5.75% on November 20, 2006.

*	Inception dates for Class A, Class B, Class C, and Class I shares are November 6, 1992, September 16, 1985, June 15, 1998 and February 7, 1996, respectively.

8         Legg Mason Partners Capital and Income Fund 2006 Annual Report

Historical Performance (unaudited)

Value of $10,000 Invested in Class B Shares of Legg Mason Partners Capital and Income Fund vs. S&P 500 Index† (December 1996 - December 2006)

†	Hypothetical illustration of $10,000 invested in Class B shares on December 31, 1996, assuming reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2006. The S&P 500 Index is composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class B shares’ performance indicated on this chart, depending on whether higher or lower sales charges and fees were incurred by shareholders investing in the other classes.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment, which will fluctuate so that an investor’s share, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

Legg Mason Partners Capital and Income Fund 2006 Annual Report         9

Schedule of Investments (December 31, 2006)

LEGG MASON PARTNERS CAPITAL AND INCOME FUND

Shares	Security	Value

COMMON STOCKS — 75.0%
CONSUMER DISCRETIONARY — 12.3%
Hotels, Restaurants & Leisure — 4.5%
146,300	Las Vegas Sands Corp. *	$13,090,924
1,773,400	McDonald’s Corp.	78,614,822
520,600	Penn National Gaming Inc. *	21,667,372
397,800	Starwood Hotels & Resorts Worldwide Inc.	24,862,500
178,150	Station Casinos Inc.	14,549,511

	Total Hotels, Restaurants & Leisure	152,785,129

Household Durables — 0.4%
1,839,865	Home Interiors & Gifts Inc. (a)(b)*	18,399
199,000	Mohawk Industries Inc. *	14,897,140

	Total Household Durables	14,915,539

Media — 7.4%
692,210	Clear Channel Communications Inc.	24,601,143
633,500	EchoStar Communications Corp., Class A Shares *	24,092,005
412,345	Lamar Advertising Co., Class A Shares *	26,963,240
685,800	R.H. Donnelley Corp. *	43,020,234
1,893,208	SES Global SA, FDR	33,701,778
2,871,180	Time Warner Inc.	62,534,300
1,688,800	Warner Music Group Corp.	38,757,960

	Total Media	253,670,660

	TOTAL CONSUMER DISCRETIONARY	421,371,328

CONSUMER STAPLES — 4.0%
Food & Staples Retailing — 0.5%
321,900	Costco Wholesale Corp.	17,018,853

Food Products — 0.0%
1,948	Aurora Foods Inc. (a)(b)*	0

Household Products — 1.3%
664,987	Procter & Gamble Co.	42,738,715

Tobacco — 2.2%
884,600	Altria Group Inc.	75,916,372

	TOTAL CONSUMER STAPLES	135,673,940

ENERGY — 6.7%
Energy Equipment & Services — 1.2%
411,300	SEACOR Holdings Inc. *	40,776,282

Oil, Gas & Consumable Fuels — 5.5%
1,559,650	Anadarko Petroleum Corp.	67,875,968
863,362	Cheniere Energy Inc. *	24,925,261
32,600	Crosstex Energy Inc.	1,032,442

See Notes to Financial Statements.

10         Legg Mason Partners Capital and Income Fund 2006 Annual Report

Schedule of Investments (December 31, 2006) (continued)

Shares	Security	Value

Oil, Gas & Consumable Fuels — 5.5% (continued)
1,132,200	Sasol Ltd., ADR	$41,778,180
718,700	Total SA, ADR	51,688,904

	Total Oil, Gas & Consumable Fuels	187,300,755

	TOTAL ENERGY	228,077,037

FINANCIALS — 21.5%
Capital Markets — 2.1%
1,183,000	UBS AG	71,370,390

Commercial Banks — 1.5%
1,417,200	Wells Fargo & Co.	50,395,632

Consumer Finance — 4.8%
1,777,650	American Express Co.	107,850,026
748,304	Capital One Financial Corp.	57,484,713

	Total Consumer Finance	165,334,739

Diversified Financial Services — 1.3%
805,404	Bank of America Corp.	43,000,519

Insurance — 10.8%
1,117,700	ACE Ltd.	67,699,089
1,143,500	AFLAC Inc.	52,601,000
951,720	American International Group Inc.	68,200,255
1,206,740	Chubb Corp.	63,848,613
2,188,370	Fidelity National Financial Inc., Class A	52,258,276
1,580,900	First American Corp.	64,311,012

	Total Insurance	368,918,245

Real Estate Management & Development — 1.0%
1,106,480	Realogy Corp. *	33,548,474

	TOTAL FINANCIALS	732,567,999

HEALTH CARE — 5.3%
Health Care Providers & Services — 4.2%
1,362,140	UnitedHealth Group Inc.	73,187,782
895,200	WellPoint Inc. *	70,443,288

	Total Health Care Providers & Services	143,631,070

Pharmaceuticals — 1.1%
1,465,275	Bristol-Myers Squibb Co.	38,566,038

	TOTAL HEALTH CARE	182,197,108

INDUSTRIALS — 8.8%
Aerospace & Defense — 4.1%
234,790	Alliant Techsystems Inc. *	18,358,230
788,750	Hexcel Corp. *	13,732,138
1,213,160	Honeywell International Inc.	54,883,358
663,150	L-3 Communications Holdings Inc.	54,232,407

	Total Aerospace & Defense	141,206,133

See Notes to Financial Statements.

Legg Mason Partners Capital and Income Fund 2006 Annual Report         11

Schedule of Investments (December 31, 2006) (continued)

Shares	Security	Value

Electrical Equipment — 1.6%
2,994,900	ABB Ltd., ADR	$53,848,302

Industrial Conglomerates — 3.1%
2,858,040	General Electric Co.	106,347,668

	TOTAL INDUSTRIALS	301,402,103

INFORMATION TECHNOLOGY — 11.0%
Communications Equipment — 2.7%
1,572,470	Cisco Systems Inc. *	42,975,605
1,296,300	QUALCOMM Inc.	48,987,177

	Total Communications Equipment	91,962,782

Electronic Equipment & Instruments — 1.6%
1,527,170	Agilent Technologies Inc. *	53,221,875

Internet Software & Services — 1.2%
1,587,300	Yahoo! Inc. *	40,539,642

IT Services — 2.6%
1,218,100	Ceridian Corp. *	34,082,438
1,366,599	Fidelity National Information Services Inc.	54,786,954

	Total IT Services	88,869,392

Software — 2.9%
2,319,850	Microsoft Corp.	69,270,721
1,763,200	Oracle Corp. *	30,221,248

	Total Software	99,491,969

	TOTAL INFORMATION TECHNOLOGY	374,085,660

MATERIALS — 1.5%
Chemicals — 0.9%
475,800	Koppers Holdings Inc.	12,404,106
815,120	Nalco Holding Co. *	16,677,355

	Total Chemicals	29,081,461

Construction Materials — 0.6%
607,890	Cemex SAB de CV, Participation Certificate, ADR *	20,595,313

	TOTAL MATERIALS	49,676,774

UTILITIES — 3.9%
Gas Utilities — 2.4%
2,141,800	National Fuel Gas Co.	82,544,972

Multi-Utilities — 1.5%
910,700	Sempra Energy	51,035,628

	TOTAL UTILITIES	133,580,600

	TOTAL COMMON STOCKS (Cost — $2,294,880,296)	2,558,632,549

See Notes to Financial Statements.

12         Legg Mason Partners Capital and Income Fund 2006 Annual Report

Schedule of Investments (December 31, 2006) (continued)

Shares		Security	Value

CONVERTIBLE PREFERRED STOCKS — 0.0%
ENERGY — 0.0%
Oil, Gas & Consumable Fuels — 0.0%
260		Chesapeake Energy Corp., 6.250%	$64,675

TELECOMMUNICATION SERVICES — 0.0%
Wireless Telecommunication Services — 0.0%
6,100		Crown Castle International Corp., 6.250%	334,737

		TOTAL CONVERTIBLE PREFERRED STOCKS (Cost — $245,659)	399,412

PREFERRED STOCKS (c) — 0.1%
CONSUMER DISCRETIONARY — 0.1%
Media — 0.1%
127		ION Media Networks Inc., 0.000%	946,150
1,302		Spanish Broadcasting System Inc., Series B, 10.750%	1,435,455

		TOTAL PREFERRED STOCKS (Cost — $2,260,054)	2,381,605

Face Amount	Rating‡
ASSET-BACKED SECURITIES — 1.3%
Automobiles — 0.2%
$2,479,555	AAA	AmeriCredit Automobile Receivables Trust, Series 2004-AF, Class A4, 2.870% due 2/7/11 (d)	2,448,195
2,500,000	AAA	ARG Funding Corp., Series 2005-1A, Class A3, 4.290% due 4/20/11 (d)(e)	2,437,818
2,000,000	AAA	Hertz Vehicle Financing LLC, Series 2005-2A, Class A3, 5.550% due 2/25/11 (d)(e)(f)	2,002,581

		Total Automobiles	6,888,594

Diversified Financial Services — 0.0%
2,750,745	D	Airplanes Pass-Through Trust, Subordinated Bonds, Series 1, Class D, 10.875% due 3/15/19 (a)(b)(g)	0

Home Equity — 1.1%
1,000,000	A	Ameriquest Mortgage Securities Inc., Series 2003-12, Class M2, 7.050% due 1/25/34 (d)(f)	1,014,275
3,000,000	A+	Argent Securities Inc., Series 2004-W8, Class M04, 6.650% due 5/25/34 (d)(f)	3,023,119
1,000,737	AAA	Bear Stearns Asset-Backed Securities Inc., Series 2006-1, Class A, 5.600% due 2/25/36 (d)(f)	1,001,881
1,500,000	AA+	Bear Stearns Asset-Backed Securities Inc., Series 2004-HE5, Class M1, 5.920% due 7/25/34 (d)(f)	1,500,957
35,935	BBB	Bear Stearns Asset-Backed Securities Inc., Net Interest Margin Trust, Series 2004-HE1N, Class A1, 5.500% due 2/25/34 (e)	35,859
366,423	AAA	Centex Home Equity Loan Trust, Series 2003-B, Class AF4, 3.235% due 2/25/32	360,708

See Notes to Financial Statements.

Legg Mason Partners Capital and Income Fund 2006 Annual Report         13

Schedule of Investments (December 31, 2006) (continued)

Face Amount	Rating‡	Security	Value

Home Equity — 1.1% (continued)
$1,900,000	A	Chase Funding Mortgage Loan Asset-Backed, Series 2004-01, Class 2M2, 6.230% due 7/25/33 (d)(f)	$1,906,767
144,813	BBB	Cityscape Home Equity Loan Trust, Series 1997-C, Class B1A, 7.025% due 7/25/28 (a)(f)	104,265
		Countrywide Asset-Backed Certificates:
244,149	AA	Series 2003-03, Class M4, 6.720% due 3/25/33 (f)	246,325
21,385	BBB	Series 2004-02N, Class N1, 5.000% due 2/25/35 (e)	21,260
440,000	AA	Series 2004-05, Class M4, 6.600% due 6/25/34 (f)	446,451
		Countrywide Home Equity Loan Trust:
874,411	AAA	Series 2004-J, Class 2A, 5.640% due 12/15/33 (f)	876,284
1,058,876	AAA	Series 2004-P, Class 2A, 5.670% due 3/15/34 (d)(f)	1,062,104
1,234,684	AAA	Series 2005-E, Class 2A, 5.570% due 11/15/35 (d)(f)	1,236,059
1,448,200	AAA	Series 2005-I, Class 2A, 5.580% due 2/15/36 (d)(f)	1,449,195
502,681	A2(h)	CS First Boston Mortgage Securities Corp., Series 2001-HE8, Class M2, 6.900% due 2/25/31 (f)	503,436
73,417	BBB+	Finance America Net Interest Margin Trust, Series 2004-01, Class A, 5.250% due 6/27/34 (e)	5,207
1,000,000	A+	First Franklin Mortgage Loan Asset Backed Certificates, Series 2004-FF2, Class M4, 6.250% due 3/25/34 (d)(f)	1,003,707
		Fremont Home Loan Trust:
1,000,000	A+	Series 2004-01, Class M5, 6.450% due 2/25/34 (d)(f)	1,002,256
1,750,000	A+	Series 2004-B, Class M4, 6.520% due 5/25/34 (d)(f)	1,753,117
1,500,000	Aaa(h)	Irwin Home Equity, Series 2005-1, Class 2A2, 4.720% due 6/25/35	1,484,407
		Merrill Lynch Mortgage Investors Inc.:
44,494	BBB+	Series 2004-WM2N, Class N1, 4.500% due 12/25/34 (e)	44,062
5,009	BBB-(i)	Series 2005-WM1N, Class N1, 5.000% due 9/25/35 (e)	4,989
1,600,000	A	Morgan Stanley Asset-Backed Securities Capital I, Series 2004-HE4, Class M2, 6.650% due 5/25/34 (f)	1,601,016
		New Century Home Equity Loan Trust:
1,250,000	AA	Series 2001-NC1, Class M2, 7.000% due 6/20/31 (d)(f)	1,251,983
1,000,000	A	Series 2003-04, Class M2, 7.170% due 10/25/33 (d)(f)	1,007,267
		Novastar Home Equity Loan:
1,000,000	A+	Series 2004-01, Class M4, 6.325% due 6/25/34 (d)(f)	1,005,861
1,500,000	A	Series 2004-02, Class M5, 6.850% due 9/25/34 (d)(f)	1,513,428
1,250,000	BBB	Series 2005-02, Class M10, 8.350% due 10/25/35 (d)(f)	1,185,383
		Option One Mortgage Loan Trust:
461,642	A	Series 2002-04, Class M2, 7.045% due 7/25/32 (f)	462,369
146,018	AAA	Series 2003-01, Class A2, 5.770% due 2/25/33 (f)	146,257
771,031	A	Series 2003-04, Class M2, 7.000% due 7/25/33 (f)	777,132
750,000	AA	Series 2004-02, Class M2, 6.400% due 5/25/34 (f)	750,480
750,000	A-	Renaissance Home Equity Loan Trust, Series 2003-4, Class M3, 7.250% due 3/25/34 (f)	756,376
		SACO I Trust:
471,725	Aaa(h)	Series 2005-02, Class A, 5.550% due 4/25/35 (d)(e)(f)	471,977
2,200,000	AAA	Series 2005-WM3, Class A3, 5.700% due 9/25/35 (d)(f)	2,202,150

See Notes to Financial Statements.

14         Legg Mason Partners Capital and Income Fund 2006 Annual Report

Schedule of Investments (December 31, 2006) (continued)

Face Amount	Rating‡	Security	Value

Home Equity — 1.1% (continued)
$691,839	AAA	Series 2006-1, Class A, 5.520% due 9/25/35 (d)(f)	$692,282
2,100,000	AAA	Series 2006-3, Class A3, 5.580% due 4/25/36 (d)(f)	2,102,264
		Sail Net Interest Margin Notes:
141,210	Ba2(h)	Series 2003-BC2A, Class A, 7.750% due 4/27/33 (e)	29,195
35,690	BBB	Series 2004-2A, Class A, 5.500% due 3/27/34 (e)	12,923
218,785	Ba2(h)	Saxon Asset Securities Trust, Series 1999-3, Class BF1A, 8.640% due 12/25/32 (b)	213,316
2,000,000	A	Structured Asset Investment Loan Trust, Series 2003-BC10, Class M2, 7.200% due 10/25/33 (d)(f)	2,005,400
268,188	Aa2(h)	WMC Mortgage Loan Pass-Through Certificates, Series 1999-A, Class M2, 7.600% due 10/15/29 (e)	273,602

		Total Home Equity	38,547,351

		TOTAL ASSET-BACKED SECURITIES (Cost — $48,689,393)	45,435,945

COLLATERALIZED MORTGAGE OBLIGATIONS — 1.5%
380,000	AA-	American Home Mortgage Investment Trust, Series 2005-4, Class M3, 6.150% due 11/25/45 (f)	380,304
1,510,000	AAA	Banc of America Commercial Mortgage Inc., Series 2006-1, Class A4, 5.372% due 9/10/45 (d)(f)	1,515,661
		Banc of America Funding Corp.:
1,520,861	AAA	Series 2005-E, Class 8A1, 5.812% due 6/20/35 (d)(f)	1,531,184
1,309,166	AAA	Series 2005-E, Class 7A1, 5.812% due 6/20/35 (d)(f)	1,318,265
6,717,728	AAA	Series 2006-H, Class 1A1, 5.702% due 9/20/46 (d)(f)	6,732,375
4,187,808	Aaa(h)	Banc of America Mortgage Securities, Series 2005-F, Class 2A-2, 5.018% due 7/25/35 (d)(f)	4,148,616
1,034,570	AAA	Bayview Commercial Asset Trust, Series 2006-1A, Class A1, 5.620% due 4/25/36 (d)(e)(f)	1,035,378
2,843,336	AAA	Bear Stearns Alt-A Trust, Series 2004-9, Class 3A1, 5.250% due 9/25/34 (f)	2,838,502
		Countrywide Alternative Loan Trust:
1,624,594	AAA	Series 2005-59, Class 1A1, 5.650% due 11/20/35 (d)(f)	1,630,986
1,646,258	AAA	Series 2005-72, Class A1, 5.620% due 1/25/36 (d)(f)	1,649,039
2,357,327	AAA	Series 2006-OA02, Class A5, 5.580% due 5/20/46 (d)(f)	2,361,395
1,510,000	AAA	Credit Suisse Mortgage Capital Certificates, Series 2006-C1, Class A4, 5.609% due 2/15/39 (d)(f)	1,535,206
1,084,008	AAA	Downey Savings and Loan Association Mortgage Loan Trust, Series 2004-AR1, Class A2B, 5.770% due 9/19/44 (d)(f)	1,089,391
		Federal Home Loan Mortgage Corp. (FHLMC):
96,039	NR	Series 2764, Class DT, 6.000% due 3/15/34 (f)	94,417
585,909	NR	Series 2780, Class SL, PAC, 6.000% due 4/15/34 (f)	583,291
1,329,539	A+	Impac CMB Trust, Series 2004-04, Class 2M2, 6.850% due 9/25/34 (f)	1,339,158
1,836,309	AAA	Lehman XS Trust, Series 2006-04N, Class A2A, 5.570% due 4/25/46 (d)(f)	1,838,969

See Notes to Financial Statements.

Legg Mason Partners Capital and Income Fund 2006 Annual Report         15

Schedule of Investments (December 31, 2006) (continued)

Face Amount	Rating‡	Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 1.5% (continued)
$630,000	AAA	Merrill Lynch Mortgage Trust, Series 2006-C1, Class A4, 5.660% due 5/12/39 (f)	$648,707
		MLCC Mortgage Investors Inc.:
565,141	AA-	Series 2004-A, Class B2, 6.270% due 4/25/29 (f)	566,716
565,314	AA-	Series 2004-B, Class B2, 6.230% due 5/25/29 (f)	568,540
1,741,729	AAA	Structured Adjustable Rate Mortgage Loan Trust, Series 2005-11, Class 3A, 5.407% due 5/25/35 (d)(f)	1,746,799
2,254,495	AAA	Structured Asset Mortgage Investment Inc., Series 2006-AR3, Class 11A1, 5.560% due 4/25/36 (d)(f)	2,260,213
		Structured Asset Securities Corp.:
728,312	AA	Series 1998-2, Class M1, 6.450% due 2/25/28 (d)(f)	731,018
344,130	AA(i)	Series 1998-3, Class M1, 6.350% due 3/25/28 (d)(f)	344,497
1,479,189	AAA	Series 2004-3, Class 3A1, 5.500% due 3/25/19 (d)	1,470,869
1,519,026	AAA	Thornburg Mortgage Securities Trust, Series 2006-1, Class A3, 5.520% due 1/25/36 (f)	1,517,877
		Washington Mutual Mortgage Pass-Through Certificates:
		Series 2005-AR01:
1,338,574	AAA	Class A1A, 5.670% due 1/25/45 (d)(f)	1,344,509
1,472,431	AAA	Class A2A1, 5.690% due 1/25/45 (d)(f)	1,475,347
1,281,060	AAA	Series 2005-AR13, Class A1B3, 5.710% due 10/25/45 (d)(f)	1,288,217
1,947,672	AAA	Series 2005-AR17, Class A1A2, 5.610% due 12/25/45 (d)(f)	1,956,394
3,246,997	AAA	Series 2006-AR10, Class 1A1, 5.970% due 9/25/36 (d)(f)	3,276,973

		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $50,586,803)	50,818,813

CONVERTIBLE BONDS & NOTES — 0.0%
Automobiles — 0.0%
550,000	CCC+	Ford Motor Co., Senior Notes, 4.250% due 12/15/36	590,562

Computers & Peripherals — 0.0%
4,000,000	NR	Silicon Graphics Inc., 6.500% due 6/1/09 (a)(b)(g)	0

		TOTAL CONVERTIBLE BONDS & NOTES (Cost — $550,000)	590,562

CORPORATE BONDS & NOTES — 13.8%
Aerospace & Defense — 0.2%
985,000	B+	Alliant Techsystems Inc., Senior Subordinated Notes, 6.750% due 4/1/16	987,463
		DRS Technologies Inc., Senior Subordinated Notes:
2,375,000	B	6.875% due 11/1/13	2,404,687
180,000	B+	6.625% due 2/1/16	182,250
5,465	NR	Kac Acquisition Co., Subordinated Notes, 0.000% due 4/26/26 (a)(b)(g)	0
		L-3 Communications Corp., Senior Subordinated Notes:
170,000	BB+	7.625% due 6/15/12	176,800

See Notes to Financial Statements.

16         Legg Mason Partners Capital and Income Fund 2006 Annual Report

Schedule of Investments (December 31, 2006) (continued)

Face Amount	Rating‡	Security	Value

Aerospace & Defense — 0.2% (continued)
$4,675,000	BB+	6.375% due 10/15/15	$4,651,625
30,000	B-	TransDigm Inc., Senior Subordinated Notes, 7.750% due 7/15/14	31,050

		Total Aerospace & Defense	8,433,875

Air Freight & Logistics — 0.0%
284,000	BBB	FedEx Corp., Global Notes, 2.650% due 4/1/07	282,088

Airlines — 0.0%
		Continental Airlines Inc.:
700,000	CCC+	Notes, 8.750% due 12/1/11	708,750
72,385	B+	Pass-Through Certificates, Series 2000-2, Class C, 8.312% due 4/2/11	72,792
		United Airlines Inc., Pass-Through Certificates:
162,820	B	Series 2000-1, Class B, 8.030% due 7/1/11 (g)	177,575
245,469	B	Series 2000-2, Class B, 7.811% due 10/1/09 (g)	271,397
		Series 2001-1:
105,000	B+	Class B, 6.932% due 9/1/11 (g)	118,191
230,000	CCC-	Class C, 6.831% due 9/1/08 (g)	243,944

		Total Airlines	1,592,649

Auto Components — 0.1%
135,000	B	Arvin Capital I, Capital Securities, 9.500% due 2/1/27	137,869
1,625,000	CCC+	Keystone Automotive Operations Inc., Senior Subordinated Notes, 9.750% due 11/1/13	1,616,875
60,000	BB-	TRW Automotive Inc., Senior Subordinated Notes, 11.000% due 2/15/13	66,075
		Visteon Corp., Senior Notes:
1,970,000	CCC+	8.250% due 8/1/10	1,930,600
655,000	CCC+	7.000% due 3/10/14	576,400

		Total Auto Components	4,327,819

Automobiles — 0.4%
		Ford Motor Co.:
		Debentures:
700,000	CCC+	8.875% due 1/15/22	612,500
600,000	CCC+	6.625% due 10/1/28	438,000
65,000	CCC+	8.900% due 1/15/32	58,662
4,495,000	CCC+	Notes, 7.450% due 7/16/31	3,551,050
		General Motors Corp., Senior Debentures:
6,585,000	B-	8.250% due 7/15/23	6,156,975
1,760,000	B-	8.375% due 7/15/33	1,636,800

		Total Automobiles	12,453,987

Beverages — 0.0%
250,000	A-	Diageo Capital PLC, Notes, 3.500% due 11/19/07	246,229

See Notes to Financial Statements.

Legg Mason Partners Capital and Income Fund 2006 Annual Report         17

Schedule of Investments (December 31, 2006) (continued)

Face Amount	Rating‡	Security	Value

Building Products — 0.4%
$5,000,000	BBB-	American Standard Co. Inc., Senior Notes, 8.250% due 6/1/09 (d)	$5,282,430
2,785,000	CCC	Associated Materials Inc., Senior Subordinated Notes, 9.750% due 4/15/12	2,882,475
1,195,000	B	Jacuzzi Brands Inc., Senior Secured Notes, 9.625% due 7/1/10	1,275,662
1,030,000	CCC+	Nortek Inc., Senior Subordinated Notes, 8.500% due 9/1/14	1,014,550
2,625,000	CCC+	NTK Holdings Inc., Senior Discount Notes, step bond to yield 11.393% due 3/1/14	1,850,625

		Total Building Products	12,305,742

Capital Markets — 0.1%
325,000	BBB+	Amvescap PLC, Senior Notes, 5.900% due 1/15/07	325,033
865,000	B	BCP Crystal U.S. Holdings Corp., Senior Subordinated Notes, 9.625% due 6/15/14	960,150
		E*TRADE Financial Corp., Senior Notes:
665,000	BB-	7.375% due 9/15/13	694,925
565,000	BB-	7.875% due 12/1/15	603,138
1,000,000	A2(h)	Kaupthing Bank HF, Subordinated Notes, 7.125% due 5/19/16 (e)	1,062,498

		Total Capital Markets	3,645,744

Chemicals — 0.2%
150,000	B+	Arco Chemical Co., Debentures, 9.800% due 2/1/20	174,000
225,000	BB+	Chemtura Corp., Senior Notes, 6.875% due 6/1/16	217,687
190,000	B+	Georgia Gulf Corp., Senior Notes, 9.500% due 10/15/14 (e)	186,200
495,000	B	Huntsman International LLC, Senior Subordinated Notes, 7.875% due 11/15/14 (e)	501,187
		Lyondell Chemical Co.:
		Senior Notes:
50,000	B+	8.000% due 9/15/14	52,125
45,000	B+	8.250% due 9/15/16	47,475
		Senior Secured Notes:
2,560,000	BB	11.125% due 7/15/12	2,764,800
20,000	BB	10.500% due 6/1/13	22,100
135,000	BBB-	Methanex Corp., Senior Notes, 8.750% due 8/15/12	147,488
110,000	B-	Montell Finance Co. BV, Debentures, 8.100% due 3/15/27 (e)	105,050
240,000	BBB+	Potash Corp. of Saskatchewan, 7.125% due 6/15/07	241,723
3,000	A	PPG Industries Inc., Notes, 6.500% due 11/1/07	3,013
817,000	B-	Rhodia SA, Senior Notes, 10.250% due 6/1/10	935,465
55,000	BB+	Westlake Chemical Corp., Senior Notes, 6.625% due 1/15/16	53,488

		Total Chemicals	5,451,801

Commercial Banks — 0.1%
250,000	A+	ABN Amro Bank NV, Subordinated Notes, 7.125% due 6/18/07	251,964
325,000	A+	American Express Centurion Bank, Notes, 5.440% due 7/19/07 (f)	325,278
270,000	A+	Banesto Finance Ltd., 7.500% due 3/25/07	271,211
175,000	BBB+	Bank United Corp., Senior Notes, 8.875% due 5/1/07	176,927
200,000	AA-	Credit Suisse First Boston USA Inc., Notes, 5.750% due 4/15/07	200,167

See Notes to Financial Statements.

18         Legg Mason Partners Capital and Income Fund 2006 Annual Report

Schedule of Investments (December 31, 2006) (continued)

Face Amount	Rating‡	Security	Value

Commercial Banks — 0.1% (continued)
$163,635	AA-	Fifth Third Bank, Notes, 2.870% due 8/10/09	$158,627
		Glitnir Banki HF:
240,000	A-	Notes, 6.330% due 7/28/11 (f)	246,677
420,000	BBB+	Subordinated Notes, 6.693% due 6/15/16 (e)(f)	434,010
300,000	BBB-	Resona Preferred Global Securities Cayman Ltd., Bonds, 7.191% due 7/30/15 (e)(f)(j)	313,525
325,000	BBB-	Shinsei Finance Cayman Ltd., Bonds, 6.418% due 7/20/16 (e)(f)(j)	325,191
350,000	AA	U.S. Bank North America, Notes, 2.870% due 2/1/07	349,293
225,000	AA	Wells Fargo & Co., Notes, 5.426% due 3/23/07 (f)	225,084

		Total Commercial Banks	3,277,954

Commercial Services & Supplies — 0.3%
250,000	B-	Aleris International Inc., Senior Subordinated Notes, 10.000% due 12/15/16 (e)	251,875
100,000	CCC+	Allied Security Escrow Corp., Senior Subordinated Notes, 11.375% due 7/15/11	103,000
		Allied Waste North America Inc., Senior Notes, Series B:
485,000	BB-	8.500% due 12/1/08	512,281
2,247,000	B+	7.375% due 4/15/14	2,247,000
125,000	BB-	Corrections Corporation of America, Senior Subordinated Notes, 6.250% due 3/15/13	124,531
1,465,000	B	DynCorp International LLC/DIV Capital Corporation, Senior Subordinated Notes, Series B, 9.500% due 2/15/13	1,560,225
450,000	B+	Quebecor World Capital Corp., Senior Notes, 8.750% due 3/15/16 (e)	433,125
840,000	B-	Rental Services Corp., Senior Notes, 9.500% due 12/1/14 (e)	871,500
480,000	BBB	Waste Management Inc., 6.375% due 11/15/12 (d)	503,281
2,705,000	BB-	Windstream Corp., Senior Notes, 8.625% due 8/1/16 (e)	2,975,500

		Total Commercial Services & Supplies	9,582,318

Computers & Peripherals — 0.0%
550,000	A-	Hewlett-Packard Co., Senior Notes, 5.500% due 7/1/07	550,667
275,000	A+	IBM Canada Credit Services Co., Senior Notes, 3.750% due 11/30/07 (e)	270,448

		Total Computers & Peripherals	821,115

Consumer Finance — 0.9%
		Ford Motor Credit Co.:
		Notes:
100,000	B	6.625% due 6/16/08	99,966
2,785,000	B	7.375% due 10/28/09	2,792,681
4,400,000	B	7.000% due 10/1/13	4,207,434
		Senior Notes:
169,000	B	9.750% due 9/15/10 (e)	179,923
3,537,000	B	10.610% due 6/15/11 (e)(f)	3,779,472
50,000	B	9.875% due 8/10/11	53,526
400,000	B	8.110% due 1/13/12 (f)	396,854
820,000	B	8.000% due 12/15/16	811,652

See Notes to Financial Statements.

Legg Mason Partners Capital and Income Fund 2006 Annual Report         19

Schedule of Investments (December 31, 2006) (continued)

Face Amount	Rating‡	Security	Value

Consumer Finance — 0.9% (continued)
		General Motors Acceptance Corp:
$50,000	BB+	Bonds, 8.000% due 11/1/31	$57,570
		Notes:
620,000	BB+	6.125% due 8/28/07	620,219
10,700,000	BB+	5.625% due 5/15/09	10,621,312
25,000	BB+	7.250% due 3/2/11	26,021
5,000,000	BB+	6.750% due 12/1/14	5,143,495
200,000	A	SLM Corp., Medium-Term Notes, Series A, 5.577% due 1/26/09 (f)	200,823
325,000	AAA	Toyota Motor Credit Corp., Medium-Term Notes, 5.650% due 1/15/07 (d)	325,072

		Total Consumer Finance	29,316,020

Containers & Packaging — 0.5%
750,000	CCC+	Berry Plastics Holding Corp., Senior Secured Notes, 8.875% due 9/15/14 (e)	765,000
2,530,000	CCC+	Graham Packaging Co. Inc., Senior Subordinated Notes, 9.875% due 10/15/14	2,567,950
		Graphic Packaging International Corp.:
730,000	B-	Senior Notes, 8.500% due 8/15/11	759,200
2,745,000	B-	Senior Subordinated Notes, 9.500% due 8/15/13	2,909,700
5,225,000	B-	JSG Funding PLC, Senior Notes, 9.625% due 10/1/12	5,564,625
659,000	BB-	Owens-Brockway Glass Container Inc., Senior Secured Notes, 8.875% due 2/15/09	677,123
2,800,000	B	Owens-Illinois Inc., Debentures, 7.500% due 5/15/10	2,824,500
1,725,000	B	Plastipak Holdings Inc., Senior Notes, 8.500% due 12/15/15 (e)	1,802,625
335,000	BBB	Sealed Air Corp., Notes, 6.950% due 5/15/09 (e)	345,470

		Total Containers & Packaging	18,216,193

Diversified Consumer Services — 0.2%
105,000	CCC+	Education Management LLC, Senior Notes, 8.750% due 6/1/14 (e)	109,200
		Hertz Corp.:
1,950,000	B	Senior Notes, 8.875% due 1/1/14 (e)	2,052,375
3,445,000	B	Senior Subordinated Notes, 10.500% due 1/1/16 (e)	3,806,725
250,000	BB-	Service Corp. International, Debentures, 7.875% due 2/1/13	264,375

		Total Diversified Consumer Services	6,232,675

Diversified Financial Services — 0.7%
1,300,000	BBB+	Aiful Corp., Notes, 5.000% due 8/10/10 (d)(e)	1,262,539
250,000	A+	American General Finance Corp., Medium-Term Notes, Series G, 5.750% due 3/15/07	250,185
400,000	A+	Bank of America Corp., Subordinated Notes, 5.420% due 3/15/17 (e)	394,884
1,780,000	B-	Basell AF SCA, Senior Secured Subordinated Second Priority Notes, 8.375% due 8/15/15 (e)	1,837,850
250,000	A+	Bear Stearns Cos. Inc., Notes, 5.700% due 1/15/07	250,014
200,000	A-	Capital One Bank, Notes, 5.750% due 9/15/10	203,387

See Notes to Financial Statements.

20         Legg Mason Partners Capital and Income Fund 2006 Annual Report

Schedule of Investments (December 31, 2006) (continued)

Face Amount	Rating‡	Security	Value

Diversified Financial Services — 0.7% (continued)
$95,000	BB	Case Credit Corp., Notes, 6.750% due 10/21/07	$95,950
1,665,000	CCC+	CCM Merger Inc., Notes, 8.000% due 8/1/13 (e)	1,635,862
250,000	A	CIT Group Inc., Senior Notes, 5.500% due 11/30/07	250,605
		CitiSteel USA Inc., Senior Secured Notes:
705,000	CCC+	12.949% due 9/1/10 (f)	733,200
485,000	NR	15.000% due 10/1/10 (c)(e)	550,475
243,086	A-	Core Investment Grade Bond Trust I, Pass-Through Certificates, 4.642% due 11/30/07	241,036
275,000	A	Countrywide Home Loans Inc., Medium-Term Notes, Series M, 4.125% due 9/15/09	267,244
805,000	B+	El Paso Performance-Linked Trust Certificates, Notes, 7.750% due 7/15/11 (e)	855,312
		General Electric Capital Corp., Medium-Term Notes, Series A:
250,000	AAA	5.425% due 6/22/07 (f)	250,210
1,040,000	AAA	4.125% due 9/1/09	1,014,626
70,000	B-	Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC, Senior Secured Notes, 9.750% due 11/15/14 (e)	71,313
		HSBC Finance Corp.:
1,000,000	AA-	Senior Notes, 8.000% due 7/15/10	1,087,135
250,000	AA-	Senior Subordinated Notes, 5.875% due 2/1/09	253,709
960,000	B+	Idearc Inc., Senior Notes, 8.000% due 11/15/16 (e)	979,200
250,000	A+	JPMorgan Chase & Co., Senior Notes, 5.350% due 3/1/07	249,960
240,000	CCC	Milacron Escrow Corp., Senior Secured Notes, 11.500% due 5/15/11	229,200
200,000	BBB	MUFG Capital Finance 1 Ltd., 6.346% due 7/25/16 (f)(j)	203,339
310,000	A+	Nationwide Building Society, Medium-Term Notes, 2.625% due 1/30/07 (e)	309,403
850,000	A-	Pemex Finance Ltd., Notes, Series 2000-1, Class A-1, 9.030% due 2/15/11	905,807
		Residential Capital Corp.:
600,000	BBB	Notes, 6.000% due 2/22/11	599,406
240,000	BBB	Senior Notes, 6.125% due 11/21/08	241,295
1,430,000	BB+	TNK-BP Finance SA, 7.500% due 7/18/16 (e)	1,524,737
590,000	B-	UCAR Finance Inc., Senior Notes, 10.250% due 2/15/12	624,662
900,000	B-	UGS Corp., Senior Subordinated Notes, 10.000% due 6/1/12	985,500
4,585,000	CCC+	Vanguard Health Holdings Co. II LLC, Senior Subordinated Notes, 9.000% due 10/1/14	4,665,237

		Total Diversified Financial Services	23,023,282

Diversified Telecommunication Services — 0.8%
		Cincinnati Bell Inc.:
790,000	B-	Senior Notes, 7.000% due 2/15/15	794,937
1,545,000	B-	Senior Subordinated Notes, 8.375% due 1/15/14	1,595,212
15,000	BB-	Cincinnati Bell Telephone Co., Senior Debentures, 6.300% due 12/1/28	13,575
		Citizens Communications Co., Senior Notes:
370,000	BB+	7.875% due 1/15/27 (e)	375,550
1,030,000	BB+	9.000% due 8/15/31	1,122,700

See Notes to Financial Statements.

Legg Mason Partners Capital and Income Fund 2006 Annual Report         21

Schedule of Investments (December 31, 2006) (continued)

Face Amount	Rating‡	Security	Value

Diversified Telecommunication Services — 0.8% (continued)
$1,225,000	A-	Deutsche Telekom International Finance, Senior Notes, 5.750% due 3/23/16 (d)	$1,209,133
455,000	NR	GT Group Telecom Inc., Senior Discount Notes, 13.250% due 2/1/10 (a)(b)(g)	0
250,000	A	GTE North Inc., Debentures, Series H, 5.650% due 11/15/08	250,859
		Hawaiian Telcom Communications Inc.:
45,000	CCC+	Senior Notes, Series B, 10.889% due 5/1/13 (f)	45,225
1,670,000	CCC+	Senior Subordinated Notes, Series B, 12.500% due 5/1/15	1,757,675
790,000	B+	Inmarsat Finance PLC, 7.625% due 6/30/12	819,625
		Intelsat Bermuda Ltd., Senior Notes:
1,775,000	B+	9.250% due 6/15/16 (e)	1,917,000
3,610,000	B	11.250% due 6/15/16 (e)	3,980,025
105,000	B	Intelsat Ltd., Notes, 7.625% due 4/15/12	98,438
400,000	BBB+	Koninklijke KPN NV, Senior Notes, 8.000% due 10/1/10	431,943
695,000	CCC-	Level 3 Communications Inc., Senior Notes, 11.500% due 3/1/10	740,175
		Level 3 Financing Inc., Senior Notes:
365,000	CCC-	11.800% due 3/15/11 (f)	387,813
670,000	CCC-	9.250% due 11/1/14 (e)	686,750
110,000	B	Nordic Telephone Co. Holdings, Senior Secured Notes, 8.875% due 5/1/16 (e)	118,250
		NTL Cable PLC, Senior Notes:
450,000	B-	8.750% due 4/15/14	473,062
910,000	B-	9.125% due 8/15/16	965,737
		Qwest Communications International Inc., Senior Notes:
1,400,000	B+	7.500% due 2/15/14	1,449,000
3,615,000	B+	Series B, 7.500% due 2/15/14	3,741,525
640,000	BB+	Qwest Corp., Senior Notes, 7.500% due 10/1/14	681,600
		Telecom Italia Capital SpA:
320,000	BBB+	Notes, 5.250% due 10/1/15	299,427
301,000	BBB+	Senior Notes, 4.000% due 11/15/08	293,259
1,500,000	A	Verizon Florida Inc., Senior Notes, Series F, 6.125% due 1/15/13	1,533,408

		Total Diversified Telecommunication Services	25,781,903

Electric Utilities — 0.1%
		FirstEnergy Corp., Senior Notes:
300,000	BBB-	Series B, 6.450% due 11/15/11	313,168
600,000	BBB-	Series C, 7.375% due 11/15/31	685,379
1,185,416	BB-	Midwest Generation LLC, Pass-Through Certificates, Series B, 8.560% due 1/2/16	1,307,662
210,000	B-	Orion Power Holdings Inc., Senior Notes, 12.000% due 5/1/10	239,400

		Total Electric Utilities	2,545,609

Electronic Equipment & Instruments — 0.0%
		NXP BV/NXP Funding LLC:
30,000	B+	Senior Notes, 9.500% due 10/15/15 (e)	30,900
85,000	BB+	Senior Secured Bond, 7.875% due 10/15/14 (e)	88,294

		Total Electronic Equipment & Instruments	119,194

See Notes to Financial Statements.

22         Legg Mason Partners Capital and Income Fund 2006 Annual Report

Schedule of Investments (December 31, 2006) (continued)

Face Amount	Rating‡	Security	Value

Energy Equipment & Services — 0.1%
$200,000	BBB+	Cameron International Corp., Senior Notes, 2.650% due 4/15/07	$198,388
1,000,000	B	Complete Production Services Inc., Senior Notes, 8.000% due 12/15/16 (e)	1,030,000
44,000	B	Dresser-Rand Group Inc., Senior Subordinated Notes, 7.375% due 11/1/14	44,550
425,000	CCC+	Geokinetics Inc., Secured Notes, 11.860% due 12/15/12 (e)(f)	429,250
20,000	B	GulfMark Offshore Inc., Senior Subordinated Notes, 7.750% due 7/15/14	20,500
225,000	B	Hanover Compressor Co., Senior Notes, 9.000% due 6/1/14	244,125
315,000	BB-	Pride International Inc., Senior Notes, 7.375% due 7/15/14	326,812
55,000	B+	Southern Natural Gas Co., Senior Notes, 8.000% due 3/1/32	64,543

		Total Energy Equipment & Services	2,358,168

Food & Staples Retailing — 0.0%
350,000	A	Costco Wholesale Corp., Senior Notes, 5.500% due 3/15/07	349,848
260,000	BBB+	CVS Lease Pass-Through Trust, 6.036% due 12/10/28 (e)	259,710
325,000	BBB-	Safeway Inc., Senior Notes, 6.500% due 11/15/08	330,848

		Total Food & Staples Retailing	940,406

Food Products — 0.1%
		Dole Food Co. Inc., Senior Notes:
3,640,000	B-	7.250% due 6/15/10	3,485,300
666,000	B-	8.875% due 3/15/11	659,340

		Total Food Products	4,144,640

Gas Utilities — 0.0%
1,580,000	B-	Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes, 6.875% due 12/15/13	1,556,300

Health Care Providers & Services — 0.8%
1,925,000	B-	AmeriPath Inc., Senior Subordinated Notes, 10.500% due 4/1/13	2,093,437
		DaVita Inc.:
125,000	B	Senior Notes, 6.625% due 3/15/13	125,938
2,965,000	B	Senior Subordinated Notes, 7.250% due 3/15/15	3,039,125
		HCA Inc.:
225,000	B-	Debentures, 7.500% due 11/15/95	170,352
2,080,000	B-	Notes, 6.375% due 1/15/15	1,768,000
		Senior Notes:
1,483,000	B-	6.300% due 10/1/12	1,360,652
1,551,000	B-	6.500% due 2/15/16	1,314,473
		Senior Secured Notes:
1,080,000	BB-	9.250% due 11/15/16 (e)	1,159,650
790,000	BB-	9.625% due 11/15/16 (e)	851,225
5,625,000	B-	IASIS Healthcare LLC/IASIS Capital Corp., Senior Subordinated Notes, 8.750% due 6/15/14	5,723,437
300,000	B-	Psychiatric Solutions Inc., Senior Subordinated Notes, 7.750% due 7/15/15	300,750

See Notes to Financial Statements.

Legg Mason Partners Capital and Income Fund 2006 Annual Report         23

Schedule of Investments (December 31, 2006) (continued)

Face Amount	Rating‡	Security	Value

Health Care Providers & Services — 0.8% (continued)
		Tenet Healthcare Corp., Senior Notes:
$4,800,000	CCC+	7.375% due 2/1/13	$4,434,000
574,000	CCC+	9.875% due 7/1/14	586,915
3,325,000	B+	Triad Hospitals Inc., Senior Subordinated Notes, 7.000% due 11/15/13	3,362,406
250,000	A	UnitedHealth Group Inc., Senior Notes, 3.300% due 1/30/08	244,589

		Total Health Care Providers & Services	26,534,949

Hotels, Restaurants & Leisure — 0.9%
300,000	B+	Boyd Gaming Corp., Senior Subordinated Notes, 6.750% due 4/15/14	300,750
		Caesars Entertainment Inc., Senior Subordinated Notes:
575,000	B+	7.875% due 3/15/10	602,312
1,490,000	B+	8.125% due 5/15/11	1,566,362
600,000	B-	Carrols Corp., Senior Subordinated Notes, 9.000% due 1/15/13	616,500
2,950,000	B-	Denny’s Holdings Inc., Senior Notes, 10.000% due 10/1/12	3,127,000
450,000	CCC+	El Pollo Loco Inc., Senior Notes, 11.750% due 11/15/13	490,500
225,000	B-	Herbst Gaming Inc., Senior Subordinated Notes, 8.125% due 6/1/12	230,625
2,750,000	BB	Hilton Hotels Corp., Notes, 7.625% due 12/1/12	2,928,750
2,150,000	B-	Inn of the Mountain Gods Resort & Casino, Senior Notes, 12.000% due 11/15/10	2,332,750
5,250,000	B	Isle of Capri Casinos Inc., Senior Subordinated Notes, 7.000% due 3/1/14	5,250,000
2,550,000	B	Las Vegas Sands Corp., Senior Notes, 6.375% due 2/15/15	2,483,062
		Mandalay Resort Group, Senior Subordinated:
140,000	B+	Debentures, 7.625% due 7/15/13	137,550
390,000	B+	Notes, Series B, 10.250% due 8/1/07	401,213
		MGM MIRAGE Inc.:
235,000	BB	Senior Notes, 7.625% due 1/15/17	236,763
		Senior Subordinated Notes:
100,000	B+	9.750% due 6/1/07	101,750
1,670,000	B+	8.375% due 2/1/11	1,740,975
1,650,000	B	Mohegan Tribal Gaming Authority, Senior Subordinated Notes, 6.875% due 2/15/15	1,662,375
175,000	B+	Penn National Gaming Inc., Senior Subordinated Notes, 6.875% due 12/1/11	177,188
3,905,000	B-	Pinnacle Entertainment Inc., Senior Subordinated Notes, 8.250% due 3/15/12	3,963,575
215,000	B+	River Rock Entertainment Authority, Senior Notes, 9.750% due 11/1/11	228,975
		Station Casinos Inc.:
		Senior Notes:
300,000	B+	6.000% due 4/1/12	286,125
2,450,000	B+	7.750% due 8/15/16	2,480,625
570,000	B	Senior Subordinated Notes, 6.875% due 3/1/16	514,425

See Notes to Financial Statements.

24         Legg Mason Partners Capital and Income Fund 2006 Annual Report

Schedule of Investments (December 31, 2006) (continued)

Face Amount	Rating‡	Security	Value

Hotels, Restaurants & Leisure — 0.9% (continued)
$250,000	B+	Turning Stone Casino Resort Enterprise, Senior Notes, 9.125% due 12/15/10 (e)	$257,500
135,000	CCC+	Wimar Opco LLC, Senior Subordinated Notes, 9.625% due 12/15/14 (e)	134,325

		Total Hotels, Restaurants & Leisure	32,251,975

Household Durables — 0.3%
15,000	BB+	American Greetings Corp., Senior Notes, 7.375% due 6/1/16	15,488
985,000	BB	Beazer Homes USA Inc., Senior Notes, 8.125% due 6/15/16	1,049,025
175,000	BBB	Centex Corp., Notes, 4.750% due 1/15/08	173,378
		Interface Inc.:
150,000	B	Senior Notes, 10.375% due 2/1/10	166,500
50,000	CCC+	Senior Subordinated Notes, 9.500% due 2/1/14	52,750
2,565,000	BB	K Hovnanian Enterprises Inc., Senior Notes, 8.625% due 1/15/17	2,744,550
1,495,000	B-	Norcraft Cos. LP/Norcraft Finance Corp., Senior Subordinated Notes, 9.000% due 11/1/11	1,554,800
560,000	B-	Norcraft Holdings LP/Norcraft Capital Corp., Senior Discount Notes, step bond to yield 9.324% due 9/1/12	476,000
2,850,000	B	Sealy Mattress Co., Senior Subordinated Notes, 8.250% due 6/15/14	2,992,500

		Total Household Durables	9,224,991

Household Products — 0.1%
		Nutro Products Inc.:
25,000	CCC	Senior Notes, 9.400% due 10/15/13 (e)(f)	26,000
1,010,000	CCC	Senior Subordinated Notes, 10.750% due 4/15/14 (e)	1,108,475
		Spectrum Brands Inc., Senior Subordinated Notes:
500,000	CCC	8.500% due 10/1/13	470,000
189,000	CCC	7.375% due 2/1/15	164,430

		Total Household Products	1,768,905

Independent Power Producers & Energy Traders — 0.6%
2,194,000	NR	AES China Generating Co., Ltd., Class A, 8.250% due 6/26/10	2,195,314
		AES Corp., Senior Notes:
530,000	B	8.750% due 6/15/08	551,863
75,000	B	9.500% due 6/1/09	80,625
717,000	B	8.875% due 2/15/11	772,568
2,465,000	B	7.750% due 3/1/14	2,612,900
2,950,000	D	Calpine Generating Co. LLC, Senior Secured Notes, 14.370% due 4/1/11	3,186,000
185,000	B-	Dynegy Holdings Inc., Senior Notes, 8.375% due 5/1/16	195,175
		Edison Mission Energy, Senior Notes:
240,000	BB-	7.500% due 6/15/13	252,000
1,790,000	BB-	7.750% due 6/15/16	1,906,350
2,035,000	B-	Mirant North America LLC, Senior Notes, 7.375% due 12/31/13	2,075,700
		NRG Energy Inc., Senior Notes:
1,300,000	B-	7.250% due 2/1/14	1,313,000

See Notes to Financial Statements.

Legg Mason Partners Capital and Income Fund 2006 Annual Report         25

Schedule of Investments (December 31, 2006) (continued)

Face Amount	Rating‡	Security	Value

Independent Power Producers & Energy Traders — 0.6% (continued)
$5,525,000	B-	7.375% due 2/1/16	$5,566,438
10,000	B-	7.375% due 1/15/17	10,050
50,000	BBB-	Oncor Electric Delivery Co., Senior Secured Notes, 6.375% due 1/15/15	51,619
890,000	BB+	TXU Corp., Senior Notes, Series P, 5.550% due 11/15/14	849,363

		Total Independent Power Producers & Energy Traders	21,618,965

Industrial Conglomerates — 0.1%
1,254,000	B	Koppers Inc., Senior Notes, 9.875% due 10/15/13	1,369,995
		Tyco International Group SA, Notes:
1,000,000	BBB+	6.000% due 11/15/13 (d)	1,036,123
1,780,000	BBB+	6.875% due 1/15/29 (d)	2,029,535

		Total Industrial Conglomerates	4,435,653

Insurance — 0.1%
225,000	AA	Allstate Financial Global Funding, Notes, 2.500% due 6/20/08 (e)	216,305
2,030,000	BB	Crum & Forster Holdings Corp., Senior Notes, 10.375% due 6/15/13	2,207,625
300,000	BBB	Marsh & McLennan Cos. Inc., Notes, 5.513% due 7/13/07 (f)	300,056
300,000	AA-	Nationwide Life Global Funding I, Notes, 5.453% due 9/28/07 (e)(f)	300,313

		Total Insurance	3,024,299

Internet & Catalog Retail — 0.0%
135,000	B	Brookstone Co. Inc., Senior Secured Notes, 12.000% due 10/15/12	132,638
1,270,000	B-	FTD Inc., Senior Subordinated Notes, 7.750% due 2/15/14	1,277,937

		Total Internet & Catalog Retail	1,410,575

IT Services — 0.1%
		SunGard Data Systems Inc.:
2,075,000	B-	Senior Notes, 9.125% due 8/15/13	2,189,125
1,445,000	B-	Senior Subordinated Notes, 10.250% due 8/15/15	1,549,762

		Total IT Services	3,738,887

Leisure Equipment & Products — 0.0%
105,000	B	WMG Acquisition Corp., Senior Subordinated Notes, 7.375% due 4/15/14	104,475

Machinery — 0.1%
1,650,000	BB	Case New Holland Inc., Senior Notes, 7.125% due 3/1/14	1,683,000
1,010,000	B	Mueller Group Inc., Senior Subordinated Notes, 10.000% due 5/1/12	1,103,425
724,000	B	Mueller Holdings Inc., Senior Discount Notes, step bond to yield 11.400% due 4/15/14	655,220

		Total Machinery	3,441,645

Media — 1.6%
		Affinion Group Inc.:
2,010,000	B-	Senior Notes, 10.125% due 10/15/13	2,140,650
5,000	B-	Senior Subordinated Notes, 11.500% due 10/15/15	5,313

See Notes to Financial Statements.

26         Legg Mason Partners Capital and Income Fund 2006 Annual Report

Schedule of Investments (December 31, 2006) (continued)

Face Amount	Rating‡	Security	Value

Media — 1.6% (continued)
		AMC Entertainment Inc.:
$310,000	B-	Senior Notes, Series B, 8.625% due 8/15/12	$325,888
2,960,000	CCC+	Senior Subordinated Notes, 11.000% due 2/1/16	3,337,400
180,000	BBB+	AOL Time Warner Inc., Debentures, 7.700% due 5/1/32	203,696
104,000	CCC(i)	CCH I Holdings LLC, Senior Notes, 11.000% due 10/1/15	106,860
1,920,000	CCC-	CCH I Holdings LLC/CCH I Holdings Capital Corp., Senior Notes, 11.750% due 5/15/14	1,742,400
2,910,000	CCC-	CCH I LLC/CCH Capital Corp., Senior Secured Notes, 11.000% due 10/1/15	3,000,937
		CCH II LLC/CCH II Capital Corp., Senior Notes:
2,410,000	CCC-	10.250% due 9/15/10	2,533,512
1,559,000	CCC(i)	10.250% due 10/1/13	1,668,130
415,000	CCC-	Charter Communications Holdings LLC, Senior Discount Notes, step bond to yield 14.944% due 1/15/12	389,063
		Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp., Senior Discount Notes:
100,000	CCC-	9.920% due 4/1/11	93,000
430,000	CCC-	11.750% due 5/15/11	414,950
125,000	B-	Charter Communications Operating LLC, Second Lien Senior Notes, 8.375% due 4/30/14 (e)	131,094
1,750,000	BB-	Chukchansi Economic Development Authority, Senior Notes, 8.000% due 11/15/13 (e)	1,826,562
175,000	BB+	Clear Channel Communications Inc., Senior Notes, 3.125% due 2/1/07	174,680
1,080,000	CCC	CMP Susquehanna Corp., Senior Subordinated Notes, 9.875% due 5/15/14 (e)	1,080,000
		Comcast Corp., Notes:
730,000	BBB+	6.500% due 1/15/15 (d)	761,793
1,870,000	BBB+	6.500% due 1/15/17 (d)	1,954,982
		CSC Holdings Inc.:
250,000	B+	Senior Debentures, Series B, 8.125% due 8/15/09	260,313
		Senior Notes:
125,000	B+	6.750% due 4/15/12 (e)	122,500
4,075,000	B+	Series B, 7.625% due 4/1/11	4,171,781
2,210,000	B	Dex Media Inc., Discount Notes, step bond to yield 8.765% due 11/15/13	1,983,475
		EchoStar DBS Corp., Senior Notes:
4,850,000	BB-	6.625% due 10/1/14	4,740,875
3,160,000	BB-	7.125% due 2/1/16	3,175,800
290,000	CCC-	ION Media Networks Inc., Secured Notes, 11.624% due 1/15/13 (e)(f)	295,075
1,410,000	B-	Kabel Deutschland GmbH, Senior Notes, 10.625% due 7/1/14	1,570,387
2,455,000	B	Lamar Media Corp., Senior Subordinated Notes, 6.625% due 8/15/15	2,445,794
195,000	B-	LodgeNet Entertainment Corp., Senior Subordinated Notes, 9.500% due 6/15/13	211,088

See Notes to Financial Statements.

Legg Mason Partners Capital and Income Fund 2006 Annual Report         27

Schedule of Investments (December 31, 2006) (continued)

Face Amount	Rating‡	Security	Value

Media — 1.6% (continued)
$1,015,000	BBB	News America Inc., 6.200% due 12/15/34 (d)	$982,874
1,620,000	B	Primedia Inc., Senior Notes, 8.875% due 5/15/11	1,660,500
		R.H. Donnelley Corp.:
		Senior Discount Notes:
570,000	B	Series A-1, 6.875% due 1/15/13	549,338
870,000	B	Series A-2, 6.875% due 1/15/13	838,462
2,175,000	B	Senior Notes, Series A-3, 8.875% due 1/15/16	2,294,625
		Rainbow National Services LLC:
60,000	B+	Senior Notes, 8.750% due 9/1/12 (e)	63,375
2,150,000	B+	Senior Subordinated Debentures, 10.375% due 9/1/14 (e)	2,399,937
1,945,000	BB+	Rogers Cable Inc., Secured Notes, 5.500% due 3/15/14	1,869,515
230,000	B	Sinclair Broadcast Group Inc., Senior Subordinated Notes, 8.000% due 3/15/12	238,625
260,000	BBB+	Time Warner Entertainment Co., LP, Senior Notes, 8.375% due 7/15/33 (d)	315,167
200,000	B+	Videotron Ltee, Senior Notes, 6.375% due 12/15/15	196,500
		XM Satellite Radio Inc., Senior Notes:
50,000	CCC	9.871% due 5/1/13 (f)	48,875
1,280,000	CCC	9.750% due 5/1/14	1,286,400

		Total Media	53,612,191

Metals & Mining — 0.2%
2,090,000	CCC+	Metals USA Holdings Corp., Senior Notes, 11.365% due 1/15/12 (e)(f)	2,016,850
905,000	B-	Metals USA Inc., Senior Secured Notes, 11.125% due 12/1/15	998,894
1,265,000	B-	RathGibson Inc., Senior Notes, 11.250% due 2/15/14	1,347,225
		Vale Overseas Ltd., Notes:
50,000	BBB	8.250% due 1/17/34	59,477
1,920,000	BBB	6.875% due 11/21/36	1,978,840

		Total Metals & Mining	6,401,286

Multi-Utilities — 0.0%
75,000	BB+	Avista Corp., Senior Notes, 9.750% due 6/1/08	79,004
500,000	BBB	Dominion Resources Inc., Senior Notes, 5.700% due 9/17/12	506,277
300,000	A+	Keyspan Gas East Corp., Medium-Term Notes, 6.900% due 1/15/08	304,516

		Total Multi-Utilities	889,797

Multiline Retail — 0.1%
		Neiman Marcus Group Inc.:
260,000	B-	Senior Notes, 9.000% due 10/15/15	285,025
1,775,000	B-	Senior Subordinated Notes, 10.375% due 10/15/15	1,983,562
132,000	B+	Saks Inc., Notes, 9.875% due 10/1/11	147,840
275,000	A+	Target Corp., Senior Notes, 5.500% due 4/1/07	275,059

		Total Multiline Retail	2,691,486

Office Electronics — 0.2%
3,300,000	B+	Xerox Capital Trust I, Exchange Capital Securities, 8.000% due 2/1/27	3,386,625
3,050,000	BB+	Xerox Corp., Senior Notes, 6.400% due 3/15/16	3,130,062

		Total Office Electronics	6,516,687

See Notes to Financial Statements.

28         Legg Mason Partners Capital and Income Fund 2006 Annual Report

Schedule of Investments (December 31, 2006) (continued)

Face Amount	Rating‡	Security	Value

Oil, Gas & Consumable Fuels — 1.8%
$420,000	BBB-	Anadarko Finance Co., Senior Notes, Series B, 7.500% due 5/1/31 (d)	$477,956
		Anadarko Petroleum Corp. Senior Notes:
440,000	BBB-	5.760% due 9/15/09 (d)(f)	442,124
1,750,000	BBB-	5.950% due 9/15/16 (d)	1,756,865
2,425,000	CCC+	Belden & Blake Corp., Secured Notes, 8.750% due 7/15/12	2,497,750
3,025,000	CCC+	Chaparral Energy Inc., Senior Notes, 8.500% due 12/1/15	3,025,000
		Chesapeake Energy Corp., Senior Notes:
4,625,000	BB	6.375% due 6/15/15	4,601,875
170,000	BB	6.625% due 1/15/16	169,788
1,775,000	BB	6.500% due 8/15/17	1,743,937
1,625,000	BB	6.250% due 1/15/18	1,572,187
510,000	AA	ChevronTexaco Capital Co., Notes, 3.500% due 9/17/07	504,102
3,373,000	BB-	Cimarex Energy Co., Senior Notes, 9.600% due 3/15/12	3,554,299
525,000	B+	Compagnie Generale de Geophysique SA, Senior Notes, 7.500% due 5/15/15	530,250
950,000	A-	ConocoPhillips Holding Co., Senior Notes, 6.950% due 4/15/29 (d)	1,082,311
		El Paso Corp., Medium-Term Notes:
400,000	B	7.375% due 12/15/12	423,000
1,265,000	B	7.800% due 8/1/31	1,388,338
4,410,000	B	7.750% due 1/15/32	4,851,000
90,000	BB	Enterprise Products Operating LP, Junior Subordinated Notes, 8.375% due 8/1/66 (f)	97,651
3,550,000	B-	EXCO Resources Inc., Senior Notes, 7.250% due 1/15/11 (d)	3,621,000
2,340,000	BBB	Gazprom, Loan Participation Notes, 6.212% due 11/22/16 (d)(e)	2,362,230
150,000	B	Inergy LP/Inergy Finance Corp., Senior Notes, 6.875% due 12/15/14	148,125
1,045,000	CCC+	International Coal Group Inc., Senior Notes, 10.250% due 7/15/14	1,050,225
1,010,000	BBB-	Kerr-McGee Corp., 6.950% due 7/1/24 (d)	1,078,430
		Kinder Morgan Energy Partners LP, Senior Notes:
160,000	BBB	7.125% due 3/15/12	170,033
50,000	BBB	5.000% due 12/15/13	47,589
85,000	B-	Mariner Energy Inc., Senior Notes, 7.500% due 4/15/13	82,875
150,000	A-	Noble Drilling Corp., Senior Notes, 6.950% due 3/15/09	150,449
2,500,000	BB	OMI Corp., Senior Notes, 7.625% due 12/1/13	2,568,750
830,000	BB	OPTI Canada Inc., Senior Secured Notes, 8.250% due 12/15/14 (e)	856,975
1,240,000	B-	Petrohawk Energy Corp., Senior Notes, 9.125% due 7/15/13	1,308,200
		Pogo Producing Co., Senior Subordinated Notes:
60,000	B+	7.875% due 5/1/13	61,200
1,400,000	B+	6.875% due 10/1/17	1,344,000
105,000	B+	Series B, 8.250% due 4/15/11	107,756
1,900,000	B	Quicksilver Resources Inc., Senior Subordinated Notes, 7.125% due 4/1/16	1,866,750
1,385,000	B1(h)	SemGroup LP, Senior Notes, 8.750% due 11/15/15 (e)	1,398,850
10,000	BB-	SESI LLC, Senior Notes, 6.875% due 6/1/14	10,000
		Stone Energy Corp., Senior Subordinated Notes:
250,000	B-	8.250% due 12/15/11	246,875

See Notes to Financial Statements.

Legg Mason Partners Capital and Income Fund 2006 Annual Report         29

Schedule of Investments (December 31, 2006) (continued)

Face Amount	Rating‡	Security	Value

Oil, Gas & Consumable Fuels — 1.8% (continued)
$3,030,000	B-	6.750% due 12/15/14	$2,908,800
220,000	B	Swift Energy Co., Senior Subordinated Notes, 9.375% due 5/1/12	233,200
250,000	A-	Vintage Petroleum Inc., Senior Notes, 8.250% due 5/1/12	262,382
		Whiting Petroleum Corp., Senior Subordinated Notes:
1,049,000	B	7.250% due 5/1/12	1,056,868
1,415,000	B	7.000% due 2/1/14	1,418,537
		Williams Cos. Inc.:
1,770,000	BB-	Notes, 8.750% due 3/15/32	2,008,950
		Senior Notes:
2,500,000	BB-	7.625% due 7/15/19	2,687,500
780,000	BB-	7.750% due 6/15/31	822,900
1,800,000	BBB	XTO Energy Inc., Senior Notes, 7.500% due 4/15/12 (d)	1,957,763

		Total Oil, Gas & Consumable Fuels	60,555,645

Paper & Forest Products — 0.2%
2,845,000	B	Appleton Papers Inc., Senior Subordinated Notes, Series B, 9.750% due 6/15/14	2,944,575
		NewPage Corp.:
		Senior Secured Notes:
90,000	B-	10.000% due 5/1/12	95,400
1,485,000	B-	11.621% due 5/1/12 (f)	1,611,225
1,030,000	B-	Senior Subordinated Notes, 12.000% due 5/1/13	1,094,375
		Verso Paper Holdings LLC:
650,000	B+	Senior Secured Notes, 9.125% due 8/1/14 (e)	680,875
315,000	B-	Senior Subordinated Notes, 11.375% due 8/1/16 (e)	332,325
530,000	BBB	Weyerhaeuser Co., Notes, 6.750% due 3/15/12 (d)	556,452

		Total Paper & Forest Products	7,315,227

Pharmaceuticals — 0.1%
2,243,000	CCC	Leiner Health Products Inc., Senior Subordinated Notes, 11.000% due 6/1/12	2,332,720
225,000	B+	Valeant Pharmaceuticals International, Senior Notes, 7.000% due 12/15/11	217,125
305,000	A	Wyeth, Notes, 4.375% due 3/1/08	301,883

		Total Pharmaceuticals	2,851,728

Real Estate Investment Trusts (REITs) — 0.2%
75,000	BB-	Forest City Enterprises Inc., Senior Notes, 7.625% due 6/1/15	76,875
		Host Marriott LP, Senior Notes:
400,000	BB	Series O, 6.375% due 3/15/15	396,500
940,000	BB	Series Q, 6.750% due 6/1/16	945,875
200,000	BBB	iStar Financial Inc., Senior Notes, Series B, 4.875% due 1/15/09	197,865
1,065,000	B	Kimball Hill Inc., Senior Subordinated Notes, 10.500% due 12/15/12	1,001,100
3,200,000	BB	Omega Healthcare Investors Inc., Senior Notes, 7.000% due 1/15/16	3,224,000
200,000	A-	Simon Property Group LP, Notes, 6.375% due 11/15/07	201,583
		Ventas Realty LP/Ventas Capital Corp., Senior Notes:
30,000	BB+	7.125% due 6/1/15	31,650

See Notes to Financial Statements.

30         Legg Mason Partners Capital and Income Fund 2006 Annual Report

Schedule of Investments (December 31, 2006) (continued)

Face Amount	Rating‡	Security	Value

Real Estate Investment Trusts (REITs) — 0.2% (continued)
$460,000	BB+	6.500% due 6/1/16	$473,800
80,000	BB+	6.750% due 4/1/17	83,000

		Total Real Estate Investment Trusts (REITs)	6,632,248

Real Estate Management & Development — 0.0%
205,000	B-	Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes, 9.500% due 10/1/15	187,575

Road & Rail — 0.1%
200,000	BBB+	Burlington Northern Santa Fe Corp., Notes, 7.875% due 4/15/07	201,285
		Grupo Transportacion Ferroviaria Mexicana SA de CV, Senior Notes:
2,090,000	B-	9.375% due 5/1/12	2,241,525
20,000	B-	12.500% due 6/15/12	21,700
906,000	CCC+	Horizon Lines LLC/Horizon Lines Holding Co., Senior Notes, 9.000% due 11/1/12	955,830
100,000	B-	Kansas City Southern Railway, Senior Notes, 7.500% due 6/15/09	101,375
26,896	A	Union Pacific Corp., Pass-Through Certificates, Series 2004-1, 5.404% due 7/2/25	26,822

		Total Road & Rail	3,548,537

Semiconductors & Semiconductor Equipment — 0.0%
1,535,000	B	Freescale Semiconductor Inc., Senior Notes, 8.875% due 12/15/14 (e)	1,536,919

Software — 0.1%
110,000	CCC+	Activant Solutions Inc., Senior Subordinated Notes, 9.500% due 5/1/16 (e)	102,850
2,037,892	B-	UGS Capital Corp. II, Senior Subordinated Notes, 10.348% due 6/1/11 (c)(e)	2,099,029

		Total Software	2,201,879

Specialty Retail — 0.1%
1,245,000	CCC	Blockbuster Inc., Senior Subordinated Notes, 9.000% due 9/1/12	1,210,762
25,000	CCC+	Eye Care Centers of America, Senior Subordinated Notes, 10.750% due 2/15/15	27,563
450,000	B	Linens ‘n Things Inc., Senior Secured Notes, 10.999% due 1/15/14 (f)	438,750
275,000	CCC	Michaels Stores Inc., Subordinated Notes, step bond to yield 13.255% due 11/1/16 (e)	150,562

		Total Specialty Retail	1,827,637

Textiles, Apparel & Luxury Goods — 0.2%
3,655,000	B-	Levi Strauss & Co., Senior Notes, 9.750% due 1/15/15	3,956,537
125,000	B	Oxford Industries Inc., Senior Notes, 8.875% due 6/1/11	129,688
1,200,000	B-	Simmons Bedding Co., Senior Subordinated Notes, 7.875% due 1/15/14	1,221,000
2,244,000	B-	Simmons Co., Senior Discount Notes, step bond to yield 9.995% due 12/15/14	1,772,760

		Total Textiles, Apparel & Luxury Goods	7,079,985

See Notes to Financial Statements.

Legg Mason Partners Capital and Income Fund 2006 Annual Report         31

Schedule of Investments (December 31, 2006) (continued)

Face Amount	Rating‡	Security	Value

Thrifts & Mortgage Finance — 0.0%
$1,250,000	CCC-	Ocwen Capital Trust I, Capital Securities, 10.875% due 8/1/27	$1,321,875

Tobacco — 0.0%
150,000	B-	Alliance One International Inc., Senior Notes, 11.000% due 5/15/12	160,500
		Altria Group Inc., Notes:
200,000	BBB	7.200% due 2/1/07	200,163
740,000	BBB	7.000% due 11/4/13 (d)	805,120

		Total Tobacco	1,165,783

Trading Companies & Distributors — 0.1%
830,000	B	Ashtead Capital Inc., Notes, 9.000% due 8/15/16 (e)	892,250
740,000	B+	H&E Equipment Services Inc., Senior Notes, 8.375% due 7/15/16	778,850
1,750,000	CCC+	Penhall International Corp., Senior Secured Notes, 12.000% due 8/1/14 (e)	1,898,750

		Total Trading Companies & Distributors	3,569,850

Transportation Infrastructure — 0.0%
30,000	B-	Kansas City Southern de Mexico, Senior Notes, 7.625% due 12/1/13 (e)	30,075

Wireless Telecommunication Services — 0.5%
5,000,000	A	New Cingular Wireless Services Inc., Notes, 8.125% due 5/1/12 (d)	5,632,490
270,000	BB+	Rogers Wireless Communications Inc., Senior Secured Notes, 7.250% due 12/15/12	287,550
2,065,000	CCC	Rural Cellular Corp., Senior Notes, 9.875% due 2/1/10	2,206,969
1,000,000	BBB+	Sprint Capital Corp., Senior Notes, 6.875% due 11/15/28 (d)	1,003,825
3,060,000	B	True Move Co., Ltd., 10.750% due 12/16/13 (e)	2,998,800
3,605,000	BBB+	UbiquiTel Operating Co., Senior Notes, 9.875% due 3/1/11 (d)	3,911,425

		Total Wireless Telecommunication Services	16,041,059

		TOTAL CORPORATE BONDS & NOTES (Cost — $455,370,319)	470,188,499

MORTGAGE-BACKED SECURITIES — 6.0%
FHLMC — 1.8%
		Federal Home Loan Mortgage Corp. (FHLMC):
13,496,068		5.125% due 6/1/35 (d)(f)	13,505,871
		Gold:
1,492,852		4.000% due 12/1/07 (d)	1,477,261
1,643,458		7.000% due 6/1/17 (d)	1,689,339
41,626,510		6.000% due 7/1/21-2/1/36 (d)	42,147,243
185,804		8.500% due 9/1/25	199,370
1,372,150		6.500% due 8/1/29 (d)	1,407,344

		Total FHLMC	60,426,428

See Notes to Financial Statements.

32         Legg Mason Partners Capital and Income Fund 2006 Annual Report

Schedule of Investments (December 31, 2006) (continued)

Face Amount	Rating‡	Security	Value

FNMA — 2.8%
		Federal National Mortgage Association (FNMA):
$1,281,541		8.000% due 12/1/12 (d)	$1,310,316
4,861,005		5.500% due 1/1/14-4/1/35 (d)	4,819,124
3,204,557		7.000% due 10/1/18-6/1/32 (d)	3,306,288
1,324,495		5.000% due 7/1/20-9/1/20 (d)	1,302,529
845,821		6.500% due 4/1/29-5/1/29 (d)	867,796
63,193		8.500% due 10/1/30	68,002
823,820		7.500% due 7/1/32 (d)	856,570
8,712,691		4.438% due 4/1/35 (d)(f)	8,753,153
20,000,000		5.000% due 1/11/36 (k)(l)	19,312,500
6,800,000		5.500% due 1/11/36 (k)(l)	6,721,378
7,000,000		6.000% due 1/11/36 (k)	7,048,125
12,652,165		5.613% due 4/1/36 (d)(f)	12,733,713
20,980,845		5.591% due 5/1/36 (d)(f)	21,078,373
6,559,316		6.000% due 10/1/36 (d)	6,605,779

		Total FNMA	94,783,646

GNMA — 1.4%
		Government National Mortgage Association (GNMA):
47,636,606		5.500% due 8/15/21 (d)	47,824,237
1,578,907		7.000% due 2/15/24-7/15/31 (d)	1,632,446

		Total GNMA	49,456,683

		TOTAL MORTGAGE-BACKED SECURITIES (Cost — $205,195,863)	204,666,757

SOVEREIGN BONDS — 0.4%
Canada — 0.0%
300,000	AA	Province of Ontario, 3.282% due 3/28/08 (d)	292,853

Mexico — 0.0%
		United Mexican States, Medium-Term Notes:
486,000	BBB	5.625% due 1/15/17 (d)	486,364
392,000	BBB	Series A, 7.500% due 4/8/33 (d)	462,560

		Total Mexico	948,924

Russia — 0.3%
8,590,000	BBB+	Russian Federation, 5.000% due 3/31/30 (d)(e)	9,712,069

Supranational — 0.1%
		Corporacion Andina de Fomento, Notes:
275,000	A	5.730% due 1/26/07 (f)	275,059
1,200,000	A	6.875% due 3/15/12 (d)	1,277,779

		Total Supranational	1,552,838

		TOTAL SOVEREIGN BONDS (Cost — $11,877,723)	12,506,684

U.S. GOVERNMENT & AGENCY OBLIGATIONS — 0.7%
U.S. Government Agencies — 0.3%
625,000		Federal Home Loan Bank (FHLB), Global Bonds, 4.625% due 7/18/07 (d)	622,964

See Notes to Financial Statements.

Legg Mason Partners Capital and Income Fund 2006 Annual Report         33

Schedule of Investments (December 31, 2006) (continued)

Face Amount	Security	Value

U.S. Government Agencies — 0.3% (continued)
	Federal Home Loan Mortgage Corp. (FHLMC):
$430,000	5.250% due 2/24/11 (d)	$430,200
500,000	4.875% due 11/15/13 (d)	497,666
490,000	Medium-Term Notes, 5.450% due 11/21/13 (d)	489,394
180,000	Notes, 5.125% due 4/18/11	181,420
	Federal National Mortgage Association (FNMA):
2,100,000	5.750% due 2/15/08 (d)	2,112,980
280,000	6.625% due 9/15/09	291,728
470,000	5.200% due 11/8/10 (d)	468,303
1,400,000	6.000% due 5/15/11 (d)	1,459,122
2,410,000	Notes, 5.000% due 9/15/08 (d)	2,408,291
790,000	Notes, Series 1, 5.625% due 5/19/11 (d)	798,452

	Total U.S. Government Agencies	9,760,520

U.S. Government Obligations — 0.4%
	U.S. Treasury Bonds:
240,000	7.125% due 2/15/23 (d)	298,838
6,220,000	4.500% due 2/15/36 (d)	5,916,781
	U.S. Treasury Notes:
986,000	4.000% due 4/15/10 (d)	965,125
170,000	4.500% due 9/30/11 (d)	168,559
820,000	4.875% due 2/15/12 (d)	827,752
285,000	4.375% due 8/15/12 (d)	280,992
2,040,000	4.250% due 8/15/14 (d)	1,980,873
4,980,000	4.500% due 11/15/15 (d)	4,904,912

	Total U.S. Government Obligations	15,343,832

	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost — $24,831,806)	25,104,352

U.S. TREASURY INFLATION PROTECTED SECURITIES — 0.3%
	U.S. Treasury Bonds, Inflation Indexed:
1,616,903	2.000% due 1/15/16 (d)	1,561,702
620,321	2.000% due 1/15/26 (d)	583,587
343,773	3.875% due 4/15/29 (d)	433,020
	U.S. Treasury Notes, Inflation Indexed:
172,298	3.875% due 1/15/09 (d)	177,090
969,514	0.875% due 4/15/10 (d)	919,448
5,043,675	2.375% due 4/15/11 (d)	5,025,160
145,272	1.875% due 7/15/15 (d)	139,263
1,619,060	2.500% due 7/15/16 (d)	1,631,836

	TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost — $10,482,164)	10,471,106

See Notes to Financial Statements.

34         Legg Mason Partners Capital and Income Fund 2006 Annual Report

Schedule of Investments (December 31, 2006) (continued)

Warrants	Security	Value

WARRANTS (a)(b) — 0.0%
505	Cybernet Internet Services International Inc., Expires 7/1/09 (d)*	$0
455	GT Group Telecom Inc., Class B Shares, Expires 2/1/10 (d)*	0
485	IWO Holdings Inc., Expires 1/15/11 (d)*	0
505	Merrill Corp., Class B Shares, Expires 5/1/09 *	0

	TOTAL WARRANTS (Cost — $194,409)	0

Contracts
PURCHASED OPTIONS — 0.3%
6,423	Clear Channel Communications, Put @ $35.00, expires 4/21/07	160,575
71	Eurodollar Futures, Call @ $94.63, expires 3/19/07	13,313
52	Eurodollar Futures, Call @ $94.75, expires 3/19/07	3,900
8	Eurodollar Futures, Put @ $93.00, expires 3/19/07	50
27	Eurodollar Futures, Put @ $94.00, expires 3/19/07	169
15	Eurodollar Futures, Put @ $95.50, expires 3/19/07	30,750
3,184	S&P 500 Index, Put @ $1,350.00, expires 6/16/07	7,195,840
794	S&P 500 Index, Put @ $1,400.00, expires 3/17/07	1,572,120
229	U.S. Treasury Notes 5 Year Futures, Call @$101.50, expires 2/23/07	815,812
10	U.S. Treasury Notes 5 Year Futures, Call @$102.00, expires 2/23/07	30,625

	TOTAL PURCHASED OPTIONS (Cost — $10,446,987)	9,823,154

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $3,115,611,476)	3,391,019,438

Face Amount
SHORT-TERM INVESTMENTS — 1.7%
U.S. Government Agencies — 0.0%
$955,000	Federal National Mortgage Association (FNMA), Discount Notes, 5.145% - 5.197% due 6/25/07 (m)(n)	931,847

Repurchase Agreements — 1.7%
30,422,000	Interest in $573,925,000 joint tri-party repurchase agreement dated 12/29/06 with Greenwich Capital Markets Inc., 5.290% due 1/3/07; Proceeds at maturity — $30,444,352; (Fully collateralized by various U.S. government agency obligations, 3.918% to 7.134% due 7/1/15 to 5/1/42; Market value — $31,030,601) (d)	30,422,000
26,498,000	Nomura Securities International Inc. tri-party repurchase agreement dated 12/29/06, 5.270% due 1/2/07; Proceeds at maturity — $26,513,516; (Fully collateralized by various U.S. government agency obligations, 0.000% to 6.000% due 2/5/07 to 2/9/26; Market value — $27,028,733) (d)	26,498,000

	Total Repurchase Agreements	56,920,000

	TOTAL SHORT-TERM INVESTMENTS (Cost — $57,851,788)	57,851,847

	TOTAL INVESTMENTS — 101.1% (Cost — $3,173,463,264#)	3,448,871,285
	Liabilities in Excess of Other Assets — (1.1)%	(37,522,961)

	TOTAL NET ASSETS — 100.0%	$3,411,348,324

See Notes to Financial Statements.

Legg Mason Partners Capital and Income Fund 2006 Annual Report         35

Schedule of Investments (December 31, 2006) (continued)

*	Non-income producing security.

‡	All ratings are by Standard & Poor’s Ratings Service, unless otherwise noted. All ratings are unaudited.
(a)	Illiquid security.

(b)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 1).

(c)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

(d)	All or a portion of this security is segregated for open futures contracts, extended settlements, written options, TBA’s and mortgage dollar rolls.
(e)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(f)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2006.

(g)	Security is currently in default.

(h)	Rating by Moody’s Investors Service. All ratings are unaudited.

(i)	Rating by Fitch Ratings Service. All ratings are unaudited.

(j)	Security has no maturity date. The date shown represents the next call date.

(k)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(l)	All or a portion of this security was acquired under a mortgage dollar roll agreement (See Notes 1 and 3).

(m)	Rate shown represents yield-to-maturity.
(n)	All or a portion of this security is held at the broker as collateral for open futures contracts.
#	Aggregate cost for federal income tax purposes is $3,181,829,297.

See pages 37 and 38 for definitions of ratings.

Abbreviations used in this schedule:
ADR	— American Depositary Receipt
FDR	— Foreign Depositary Receipt
PAC	— Planned Amortization Class

Schedule of Options Written (December 31, 2006)

Contracts	Security	Expiration Date	Strike Price	Value
6	Eurodollar Futures, Call	3/19/07	$95.13	$75
24	U.S. Treasury Bonds Futures, Call	2/23/07	115.00	3,000
20	U.S. Treasury Bonds Futures, Call	2/23/07	114.00	5,625
153	U.S. Treasury Notes 10 Year Futures, Call	2/23/07	110.00	9,563
76	U.S. Treasury Notes 10 Year Futures, Call	2/23/07	109.00	15,438
13	Eurodollar Futures, Put	3/19/07	94.50	163
49	Eurodollar Futures, Put	3/19/07	94.63	2,450
49	U.S. Treasury Bonds Futures, Put	2/23/07	109.00	13,015
15	U.S. Treasury Notes 10 Year Futures, Put	2/23/07	104.00	234
31	U.S. Treasury Notes 10 Year Futures, Put	2/23/07	107.00	15,015
67	U.S. Treasury Notes 10 Year Futures, Put	2/23/07	106.00	13,610

	TOTAL OPTIONS WRITTEN (Premiums received — $233,426)			$78,188

See Notes to Financial Statements.

36         Legg Mason Partners Capital and Income Fund 2006 Annual Report

Bond Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	— Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA	— Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A

— Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB

— Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC and C

— Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	— Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa

— Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

— Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A

— Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa

— Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

— Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

— Bonds rated “B” are generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	— Bonds rated “Caa” are of poor standing. These may be in default, or present elements of danger may exist with respect to principal or interest.
Ca	— Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.
C	— Bonds rated “C” are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Legg Mason Partners Capital and Income Fund 2006 Annual Report         37

Bond Ratings (unaudited) (continued)

Fitch Ratings Service (“Fitch”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	— Bonds rated “AAA” have the highest rating assigned by Fitch. Capacity to pay interest and repay principal is extremely strong.
AA	— Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A

— Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB

— Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC and C

— Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents a lower degree of speculation than “B”, and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

NR	— Indicates that the bond is not rated by Standard & Poor’s, Moody’s, or Fitch.

38         Legg Mason Partners Capital and Income Fund 2006 Annual Report

Statement of Assets and Liabilities (December 31, 2006)

ASSETS:
Investments, at value (Cost — $3,173,463,264)	$3,448,871,285
Foreign currency, at value (Cost — $7,713)	7,713
Cash	1,296
Interest and dividends receivable	15,295,194
Receivable for Fund shares sold	2,346,856
Receivable for litigation proceeds	1,843,317
Receivable for securities sold	971,172
Principal paydown receivable	397,168
Receivable from investment manager	11,532
Prepaid expenses	245,374

Total Assets	3,469,990,907

LIABILITIES:
Payable for securities purchased	50,425,992
Payable for Fund shares repurchased	2,933,747
Investment management fee payable	2,069,082
Distributions payable	1,207,481
Distribution fees payable	416,499
Payable for open forward currency contracts	138,767
Payable to broker — variation margin on open futures contracts	79,444
Options written, at value (premium received $233,426)	78,188
Deferred compensation payable	51,800
Trustees’ fees payable	36,377
Accrued expenses	1,205,206

Total Liabilities	58,642,583

Total Net Assets	$3,411,348,324

NET ASSETS:
Par value (Note 6)	$200,442
Paid-in capital in excess of par value	3,120,678,619
Undistributed net investment income	2,946,956
Accumulated net realized gain on investments, futures contracts, options written and foreign currency transactions	11,998,022
Net unrealized appreciation on investments, futures contracts, options written and foreign currencies	275,524,285

Total Net Assets	$3,411,348,324

Shares Outstanding:
Class A	134,490,387

Class B	35,530,610

Class C	30,281,468

Class I(1)	139,666

Net Asset Value:
Class A (and redemption price)	$17.06

Class B(2)	$16.91

Class C(2)	$16.96

Class I(1) (and redemption price)	$17.33

Maximum Public Offering Price Per Share:
Class A (based on maximum sales charge of 5.75%)(3)	$18.10

(1)	As of November 20, 2006, Class Y shares were renamed Class I shares.
(2)	Redemption price is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).
(3)	Class A shares maximum initial sales charge increased from 5.00% to 5.75% on November 20, 2006.

See Notes to Financial Statements.

Legg Mason Partners Capital and Income Fund 2006 Annual Report         39

Statement of Operations (For the year ended December 31, 2006)

INVESTMENT INCOME:
Interest	$79,454,878
Dividends	29,262,153
Income from securities lending	1,386
Less: Foreign taxes withheld	(147,938)

Total Investment Income	108,570,479

EXPENSES:
Investment management fee (Note 2)	20,477,396
Distribution fees (Notes 2 and 4)	13,418,517
Transfer agent fees (Note 4)	2,560,342
Reorganization and restructuring fees (Note 12)	334,894
Shareholder reports (Note 4)	310,457
Registration fees	163,631
Insurance	63,609
Legal fees	54,946
Trustees’ fees (Note 12)	53,573
Audit and tax	40,106
Custody fees	36,882
Miscellaneous expenses	22,034

Total Expenses	37,536,387
Less: Fee waivers and/or expense reimbursements (Notes 2, 9 and 12)	(406,048)

Net Expenses	37,130,339

Net Investment Income	71,440,140

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, OPTIONS WRITTEN AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	377,380,350
Futures contracts	(393,010)
Options written	1,276,898
Foreign currency transactions	(95,369)

Net Realized Gain	378,168,869

Change in Net Unrealized Appreciation/Depreciation From:
Investments	(137,453,602)
Futures contracts	457,521
Options written	192,976
Foreign currencies	(136,364)

Change in Net Unrealized Appreciation/Depreciation	(136,939,469)

Increase From Payment by Affiliate (Note 2)	15,000

Net Gain on Investments, Futures Contracts, Options Written and Foreign Currency Transactions	241,244,400

Increase in Net Assets From Operations	$312,684,540

See Notes to Financial Statements.

40         Legg Mason Partners Capital and Income Fund 2006 Annual Report

Statements of Changes in Net Assets (For the years ended December 31,)

	2006	2005
OPERATIONS:
Net investment income	$71,440,140	$72,489,136
Net realized gain	378,168,869	56,147,622
Change in net unrealized appreciation/depreciation	(136,939,469)	39,912,977
Increase from payment by affiliate	15,000	—

Increase in Net Assets From Operations	312,684,540	168,549,735

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(71,415,837)	(73,952,192)
Net realized gains	(234,758,346)	—

Decrease in Net Assets From Distributions to Shareholders	(306,174,183)	(73,952,192)

FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	528,015,372	612,851,185
Reinvestment of distributions	260,619,829	58,814,697
Cost of shares repurchased	(635,122,421)	(489,732,890)
Net assets of shares issued in connection with merger (Note 7)	577,254,408	—

Increase in Net Assets From Fund Share Transactions	730,767,188	181,932,992

Increase in Net Assets	737,277,545	276,530,535
NET ASSETS:
Beginning of year	2,674,070,779	2,397,540,244

End of year*	$3,411,348,324	$2,674,070,779

*Includes undistributed net investment income of:	$2,946,956	$1,050,812

See Notes to Financial Statements.

Legg Mason Partners Capital and Income Fund 2006 Annual Report         41

Financial Highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31:

Class A Shares(1)(2)	2006		2005	2004	2003	2002
Net Asset Value, Beginning of Year	$17.12		$16.50	$15.55	$11.99	$14.56

Income (Loss) From Operations:
Net investment income	0.48		0.53	0.54	0.62	0.64
Net realized and unrealized gain (loss)	1.45		0.62	0.94	3.60	(2.55)

Total Income (Loss) From Operations	1.93		1.15	1.48	4.22	(1.91)

Less Distributions From:
Net investment income	(0.48)		(0.53)	(0.53)	(0.63)	(0.66)
Net realized gains	(1.51)		—	—	—	—
Return of capital	—		—	—	(0.03)	—

Total Distributions	(1.99)		(0.53)	(0.53)	(0.66)	(0.66)

Net Asset Value, End of Year	$17.06		$17.12	$16.50	$15.55	$11.99

Total Return(3)	11.69	%(4)	7.11%	9.75%	36.17%	(13.25)%

Net Assets, End of Year (millions)	$2,295		$1,602	$1,356	$1,086	$716

Ratios to Average Net Assets:
Gross expenses	1.09	%†	1.13%	1.12%	1.12%	1.15%
Net expenses	1.08	(5)†	1.13	1.09 (5)	1.12	1.15
Net investment income	2.77		3.17	3.41	4.60	4.95

Portfolio Turnover Rate	175	%(6)	49%	66%	77%	77%

(1)	Per share amounts have been calculated using the average shares method.

(2)	On April 21, 2006, Smith Barney Class A shares were renamed Class A shares.

(3)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(4)	The manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.

(5)	Reflects fee waivers and/or expense reimbursements.

(6)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 185% for the year ended December 31, 2006.

†	Included in the expense ratios are certain non-recurring restructuring (and reorganization if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.08% and 1.07%, respectively (Note 12).

See Notes to Financial Statements.

42         Legg Mason Partners Capital and Income Fund 2006 Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:

Class B Shares(1)(2)	2006		2005	2004	2003	2002
Net Asset Value, Beginning of Year	$16.99		$16.38	$15.45	$11.90	$14.44

Income (Loss) From Operations:
Net investment income	0.39		0.43	0.45	0.55	0.56
Net realized and unrealized gain (loss)	1.43		0.63	0.93	3.58	(2.52)

Total Income (Loss) From Operations	1.82		1.06	1.38	4.13	(1.96)

Less Distributions From:
Net investment income	(0.39)		(0.45)	(0.45)	(0.55)	(0.58)
Net realized gains	(1.51)		—	—	—	—
Return of capital	—		—	—	(0.03)	—

Total Distributions	(1.90)		(0.45)	(0.45)	(0.58)	(0.58)

Net Asset Value, End of Year	$16.91		$16.99	$16.38	$15.45	$11.90

Total Return(3)	11.03	%(4)	6.60%	9.16%	35.56%	(13.69)%

Net Assets, End of Year (millions)	$601		$599	$620	$612	$474

Ratios to Average Net Assets:
Gross expenses	1.65	%†	1.66%	1.63%	1.63%	1.63%
Net expenses	1.64	(5)†	1.66	1.61 (5)	1.63	1.63
Net investment income	2.23		2.63	2.88	4.11	4.40

Portfolio Turnover Rate	175	%(6)	49%	66%	77%	77%

(1)	Per share amounts have been calculated using the average shares method.

(2)	On April 21, 2006, Smith Barney Class B shares were renamed Class B shares.

(3)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(4)	The manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.

(5)	Reflects fee waivers and/or expense reimbursements.

(6)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 185% for the year ended December 31, 2006.

†	Included in the expense ratios are certain non-recurring restructuring (and reorganization if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.64% and 1.63%, respectively (Note 12).

See Notes to Financial Statements.

Legg Mason Partners Capital and Income Fund 2006 Annual Report         43

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:

Class C Shares(1)(2)	2006		2005	2004	2003	2002
Net Asset Value, Beginning of Year	$17.02		$16.42	$15.50	$11.94	$14.48

Income (Loss) From Operations:
Net investment income	0.35		0.39	0.41	0.50	0.54
Net realized and unrealized gain (loss)	1.45		0.62	0.93	3.60	(2.54)

Total Income (Loss) From Operations	1.80		1.01	1.34	4.10	(2.00)

Less Distributions From:
Net investment income	(0.35)		(0.41)	(0.42)	(0.51)	(0.54)
Net realized gains	(1.51)		—	—	—	—
Return of capital	—		—	—	(0.03)	—

Total Distributions	(1.86)		(0.41)	(0.42)	(0.54)	(0.54)

Net Asset Value, End of Year	$16.96		$17.02	$16.42	$15.50	$11.94

Total Return(3)	10.91	%(4)	6.29%	8.83%	35.17%	(13.90)%

Net Assets, End of Year (millions)	$513		$445	$392	$289	$100

Ratios to Average Net Assets:
Gross expenses	1.86	%†	1.93%	1.90%	1.89%	1.91%
Net expenses	1.83	(5)†	1.93	1.88 (5)	1.89	1.91
Net investment income	2.02		2.37	2.63	3.69	4.24

Portfolio Turnover Rate	175	%(6)	49%	66%	77%	77%

(1)	Per share amounts have been calculated using the average shares method.

(2)	On April 21, 2006, Smith Barney Class C shares were renamed Class C shares.
(3)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(4)	The manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.

(5)	Reflects fee waivers and/or expense reimbursements.
(6)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 185% for the year ended December 31, 2006.

†	Included in the expense ratios are certain non-recurring restructuring (and reorganization if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.84% and 1.82%, respectively (Note 12).

See Notes to Financial Statements.

44         Legg Mason Partners Capital and Income Fund 2006 Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:

Class I Shares(1)(2)	2006		2005	2004	2003	2002
Net Asset Value, Beginning of Year	$17.37		$16.72	$15.72	$12.12	$14.71

Income (Loss) From Operations:
Net investment income	0.56		0.59	0.60	0.68	0.70
Net realized and unrealized gain (loss)	1.45		0.64	0.98	3.63	(2.58)

Total Income (Loss) From Operations	2.01		1.23	1.58	4.31	(1.88)

Less Distributions From:
Net investment income	(0.54)		(0.58)	(0.58)	(0.68)	(0.71)
Net realized gains	(1.51)		—	—	—	—
Return of capital	—		—	—	(0.03)	—

Total Distributions	(2.05)		(0.58)	(0.58)	(0.71)	(0.71)

Net Asset Value, End of Year	$17.33		$17.37	$16.72	$15.72	$12.12

Total Return(3)	12.01	%(4)	7.53%	10.32%	36.62%	(12.90)%

Net Assets, End of Year (millions)	$2		$3	$3	$81	$67

Ratios to Average Net Assets:
Gross expenses	0.78	%†	0.79%	0.77%	0.77%	0.77%
Net expenses	0.77	(5)†	0.79	0.76 (5)	0.77	0.77
Net investment income	3.12		3.50	3.58	4.99	5.33

Portfolio Turnover Rate	175	%(6)	49%	66%	77%	77%

(1)	Per share amounts have been calculated using the average shares method.
(2)	On April 21, 2006, Smith Barney Class Y shares were renamed Class Y shares and as of November 20, 2006, Class Y shares were renamed Class I shares.
(3)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(4)	The manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.

(5)	Reflects fee waivers and/or expense reimbursements.
(6)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 185% for the year ended December 31, 2006.

†	Included in the expense ratios are certain non-recurring restructuring (and reorganization if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.77% and 0.76%, respectively (Note 12).

See Notes to Financial Statements.

Legg Mason Partners Capital and Income Fund 2006 Annual Report         45

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Legg Mason Partners Capital and Income Fund (formerly known as SB Capital and Income Fund ) (the “Fund”) is a separate diversified investment fund of Legg Mason Partners Income Funds (formerly known as Smith Barney Income Funds) (the “Trust”). The Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Financial Futures Contracts. The Fund may enter into financial futures contracts to hedge against the economic impact of adverse changes in the market value of the portfolio securities because of the changes in stock market prices or interest rates, as a substitute for buying or selling securities, as a cash management technique, and to increase the Fund’s total return. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

46         Legg Mason Partners Capital and Income Fund 2006 Annual Report

Notes to Financial Statements (continued)

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Forward Foreign Currency Contracts. The Fund may enter into forward foreign currency contracts to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of foreign currency denominated portfolio transactions. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Written Options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Fund realizes a gain from investments equal to the amount of the premium received. When a written call option is exercised, the difference between the premium and the amount for effecting a closing purchase transaction, including brokerage commission, is also treated as a realized gain or loss. When a written put option is exercised, the amount of the premium received reduces the cost of the security purchased by the Fund.

A risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Lending of Portfolio Securities. The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. In exchange for lending securities under the terms of the agreement with its custodian, the Fund receives a lender’s fee. Fees earned by the Fund on securities lending are recorded as securities lending income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market

Legg Mason Partners Capital and Income Fund 2006 Annual Report         47

Notes to Financial Statements (continued)

instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which varies depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund maintains the risk of any loss on the securities on loan as well as the potential loss on investments purchased with cash collateral received from securities lending.

(g) Mortgage Dollar Rolls. The Fund enters into dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by a fee paid by the counterparty, often in the form of a drop in the repurchase price of the securities. Dollar rolls are accounted for as financing arrangements; the fee is accrued into interest income ratably over the term of the dollar roll and any gain or loss on the roll is deferred and realized upon disposition of the rolled security.

The risk of entering into a mortgage dollar roll is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(h) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(i) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized

48         Legg Mason Partners Capital and Income Fund 2006 Annual Report

Notes to Financial Statements (continued)

between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(j) REIT Distributions. The character of distributions received from Real Estate Investment Trusts (“REITs”) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the true tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs.

(k) Distributions to Shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. The Fund may substitute monthly distributions from net investment income with distributions from net realized gains that are otherwise required to be distributed and are not subject to diminishment. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(l) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(m) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(n) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
(a)	$ 335,607	—	$(335,607)
(b)	1,552,126	$(1,552,126)	—

(a)	Reclassifications are primarily due to book/tax differences in the treatment of various items.

(b)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, differences between book and tax amortization of premium on fixed income securities and income from mortgage-backed securities treated as capital gains for tax purposes.

Legg Mason Partners Capital and Income Fund 2006 Annual Report         49

Notes to Financial Statements (continued)

Additionally, during the current period, undistributed realized gains and cost of investments each have been reduced by $2,354,452 as a result of return of capital distributions paid by REITs. These adjustments have no effect on net assets or net asset values per share.

2.	Investment Management Agreement and Other Transactions with Affiliates

Prior to August 1, 2006, Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”), acted as the investment manager of the Fund. Under the investment management agreement, the Fund paid an investment management fee calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets:	Annual Rate
First $1 billion	0.750%
Next $1 billion	0.725
Next $3 billion	0.700
Next $5 billion	0.675
Over $10 billion	0.650

Salomon Brothers Asset Management Inc (“SBAM”), an affiliate of SBFM, served as subadviser to the Fund pursuant to a subadvisory agreement. SBAM was responsible for the day to day fund operations and investment decisions of the Fund. SBFM paid SBAM a subadvisory fee calculated at the annual rate of 0.375% of the Fund’s average daily net assets.

Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Fund’s investment manager and ClearBridge Advisors, LLC (“ClearBridge”) and Western Asset Management Co. (“Western Asset”) became the Fund’s subadvisers. Effective December 2, 2006, Western Asset Management Co. Limited (“Western Asset Ltd.”) became an additional subadviser. The portfolio managers who are responsible for the day-to-day management of the Fund remained the same immediately prior to and immediately after the date of these changes. LMPFA, ClearBridge, Western Asset and Western Asset Ltd. are wholly-owned subsidiaries of Legg Mason.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA has delegated to the subadvisers the day-to-day portfolio management of the Fund. The Fund’s investment management fee remains unchanged. For its services, LMPFA pays Western Asset and ClearBridge 70% of the net management fee it receives from the Fund. This fee is divided between the subadvisers, on a pro-rata basis, based on the assets allocated to each subadviser, from time to time. Western Asset Ltd. does not receive any compensation from the Fund and is compensated by Western Asset for its services to the Fund.

During the year ended December 31, 2006, SBFM waived a portion of its fee in the amount of $59,102. In addition, during the year ended December 31, 2006 the Fund was reimbursed for expenses in the amount of $346,946.

Citigroup Global Markets Inc. (“CGM”), PFS Investments Inc. (“PFS”) and Legg Mason Investor Services, LLC (“LMIS”) serve as distributors of the Fund. LMIS is a wholly-owned broker-dealer subsidiary of Legg Mason.

50         Legg Mason Partners Capital and Income Fund 2006 Annual Report

Notes to Financial Statements (continued)

There is a maximum initial sales charge of 5.75% on Class A shares. Effective November 20, 2006, the maximum initial sales charge on Class A shares of the Fund increased from 5.00% to 5.75% for shares purchased on or after that date. There is a contingent deferred sales charge (“CDSC”) of 5.00% Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 2006, LMIS and its affiliates received sales charges of approximately $91,000 on sales of the Fund’s Class A shares. In addition, for the year ended December 31, 2006, CDSCs paid to LMIS and its affiliates were approximately:

	Class A	Class B	Class C
CDSCs	$6,000	$582,000	$31,000

The Fund has adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allows non-interested trustees (“Trustees”) to defer the receipt of all or a portion of the trustees’ fees earned until a later date specified by the Trustees. The deferred fees earn a return based on notional investments selected by the Trustees. The balance of the deferred fees payable may change depending upon the investment performance. Any gains or losses incurred in the deferred balances are reported in the Statement of Operations under Trustees’ fees. Under the Plan, deferred fees are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. Effective January 1, 2006, the Board of Trustees voted to discontinue offering the Plan to its members. This change will have no effect on fees previously deferred.

As of December 31, 2006, the Fund had accrued $51,800 as deferred compensation.

Certain officers and Trustees of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

During the year ended December 31, 2006, SBFM reimbursed the Fund in the amount of $15,000 for losses incurred from an investment transaction error.

3.	Investments

During the year ended December 31, 2006, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$4,279,054,085	$507,814,661

Sales	4,290,974,036	362,995,724

Legg Mason Partners Capital and Income Fund 2006 Annual Report         51

Notes to Financial Statements (continued)

At December 31, 2006, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$292,475,476
Gross unrealized depreciation	(25,433,488)

Net unrealized appreciation	$267,041,988

At December 31, 2006, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
Federal Republic of Germany, 10-Year Bonds	79	3/07	$12,174,035	$12,095,948	$(78,087)
Eurodollar	16	3/08	3,796,130	3,804,400	8,270
Eurodollar	18	3/07	4,261,178	4,260,600	(578)
Eurodollar	1,018	9/07	241,903,477	241,558,674	(344,803)
U.S. 2-Year Treasury Notes	249	3/07	50,938,573	50,803,781	(134,792)

					(549,990)

Contracts to Sell:
Eurodollar	6	9/08	$1,425,833	$1,427,250	$(1,417)
U.S. 5-Year Treasury Notes	1	3/07	105,636	105,063	573
U.S. 10-Year Treasury Notes	538	3/07	58,149,319	57,818,187	331,132
U.S. Treasury Bonds	112	3/07	12,797,815	12,481,000	316,815

					647,103

Net Unrealized Gain on Open Futures Contracts					$97,113

At December 31, 2006, the Fund had an open forward foreign currency contract as described below. The unrealized loss on the open contract reflected in the accompanying financial statements was as follows:

Foreign Currency	Local Currency	Market Value	Settlement Date	Unrealized Loss
Contract to Buy:
Japanese Yen	794,070,000	$6,706,664	2/7/07	$(138,767)

During the year ended December 31, 2006, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums Received
Options written, outstanding December 31, 2005	—	—
Options written	15,328	$3,905,705
Options closed	(14,765)	(3,660,016)
Options expired	(60)	(12,263)

Options written, outstanding December 31, 2006	503	$233,426

52         Legg Mason Partners Capital and Income Fund 2006 Annual Report

Notes to Financial Statements (continued)

During the year ended December 31, 2006, the Fund entered into mortgage dollar roll transactions in the aggregate amount of $267,438,000. For the year ended December 31, 2006, the Fund recorded interest income of $148,455. At December 31, 2006, the Fund had outstanding mortgage dollar rolls with a cost of $26,349,719.

4.	Class Specific Expenses

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, Class B, and Class C shares calculated at an annual rate of 0.25% of the average daily net assets for each respective class. In addition, the Fund also pays a distribution fee with respect to its Class B and Class C shares calculated at an annual rate of 0.50% and 0.75% of the average daily net assets for each class, respectively. Distribution fees are accrued daily and paid monthly.

For the year ended December 31, 2006, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees	Shareholder Reports Expenses
Class A*	$4,424,118	$1,375,021	$169,509
Class B*	4,320,065	755,127	85,745
Class C*	4,619,781	424,886	45,751
Class I*†	—	472	189
Smith Barney Class O‡	52,146	4,137	1,324
Salomon Brothers Class A ‡	357	72	3,591
Salomon Brothers Class B ‡	876	410	3,549
Salomon Brothers Class C ‡	1,174	217	799

Total	$13,418,517	$2,560,342	$310,457

*	On April 21, 2006, Smith Barney Class A, Smith Barney Class B, Smith Barney Class C and Smith Barney Class Y shares were renamed Class A, Class B, Class C and Class Y shares, respectively.

†	As of November 20, 2006, Class Y shares were renamed Class I shares.

‡	Shares of Smith Barney Class O, Salomon Brothers Class A, Salomon Brothers Class B and Salomon Brothers Class C were converted to Class A shares on April 21, 2006.

5.	Distributions to Shareholders by Class

	Year Ended December 31, 2006	Year Ended December 31, 2005
Net Investment Income
Class A*	$49,102,110	$46,476,408
Class B*	12,813,559	16,333,341
Class C*	9,254,830	10,345,546
Class I*†	83,186	98,290
Smith Barney Class O‡	155,704	680,077
Salomon Brothers Class A‡	3,182	10,340
Salomon Brothers Class B‡	1,373	4,774
Salomon Brothers Class C‡	1,893	3,416

Total	$71,415,837	$73,952,192

Legg Mason Partners Capital and Income Fund 2006 Annual Report         53

Notes to Financial Statements (continued)

	Year Ended December 31, 2006	Year Ended December 31, 2005
Net Realized Gains
Class A*	$149,755,011	—
Class B*	46,318,097	—
Class C*	38,488,734	—
Class I*†	196,504	—

Total	$234,758,346	—

*	On April 21, 2006, Smith Barney Class A, Smith Barney Class B, Smith Barney Class C and Smith Barney Class Y shares were renamed Class A, Class B, Class C and Class Y shares, respectively.

†	As of November 20, 2006, Class Y shares were renamed Class I shares.

‡	Shares of Smith Barney Class O, Salomon Brothers Class A, Salomon Brothers Class B and Salomon Brothers Class C were converted to Class A shares on April 21, 2006.

6.	Shares of Beneficial Interest

At December 31, 2006, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended December 31, 2006		Year Ended December 31, 2005
	Shares	Amount	Shares	Amount
Class A*
Shares sold	20,713,366	$363,360,079	22,252,936	$369,736,274
Shares issued on reinvestment	10,220,320	172,981,811	2,294,730	38,067,733
Shares repurchased	(18,389,365)	(321,947,334)	(13,203,354)	(219,390,828)
Shares issued with merger	28,370,660	474,473,748	—	—

Net Increase	40,914,981	$688,868,304	11,344,312	$188,413,179

Class B*
Shares sold	5,211,501	$90,619,795	8,646,744	$142,348,874
Shares issued on reinvestment	3,000,002	50,250,601	784,543	12,896,807
Shares repurchased	(10,923,704)	(189,868,456)	(12,029,172)	(197,633,969)
Shares issued with merger	2,997,123	49,656,335	—	—

Net Increase (Decrease)	284,922	$658,275	(2,597,885)	$(42,388,288)

Class C*
Shares sold	4,213,815	$73,417,886	6,041,175	$99,893,641
Shares issued on reinvestment	2,221,796	37,259,516	442,218	7,294,528
Shares repurchased	(5,526,297)	(96,296,910)	(4,156,558)	(68,534,215)
Shares issued with merger	3,198,460	53,124,185	—	—

Net Increase	4,107,774	$67,504,677	2,326,835	$38,653,954

54         Legg Mason Partners Capital and Income Fund 2006 Annual Report

Notes to Financial Statements (continued)

	Year Ended December 31, 2006		Year Ended December 31, 2005
	Shares	Amount	Shares	Amount
Class O‡
Shares sold	811	$8,554	12,223	$200,541
Shares issued on reinvestment	7,108	124,453	32,928	541,703
Shares repurchased	(1,411,387)	(24,938,395)	(230,368)	(3,812,021)

Net Decrease	(1,403,468)	$(24,805,388)	(185,217)	$(3,069,777)

Class I†
Shares sold	21,815	$383,914	5,987	$97,387
Shares issued on reinvestment	—	—	23	371
Shares repurchased	(43,815)	(769,546)	(11,534)	(198,861)

Net Decrease	(22,000)	$(385,632)	(5,524)	$(101,103)

Salomon Brothers Class A‡
Shares sold	3,549	$62,224	22,304	$371,996
Shares issued on reinvestment	133	2,347	590	9,783
Shares repurchased	(33,170)	(588,529)	(9,119)	(150,047)

Net Increase (Decrease)	(29,488)	$(523,958)	13,775	$231,732

Salomon Brothers Class B‡
Shares sold	1,323	$22,745	3,947	$66,268
Shares issued on reinvestment	45	794	171	2,794
Shares repurchased	(16,979)	(298,923)	(213)	(3,456)

Net Increase (Decrease)	(15,611)	$(275,384)	3,905	$65,606

Salomon Brothers Class C‡
Shares sold	8,092	$140,315	8,096	$136,204
Shares issued on reinvestment	18	307	59	978
Shares repurchased	(23,496)	(414,328)	(576)	(9,493)

Net Increase (Decrease)	(15,386)	$(273,706)	7,579	$127,689

*	On April 21, 2006, Smith Barney Class A, Smith Barney Class B, Smith Barney Class C and Smith Barney Class Y shares were renamed Class A, Class B, Class C and Class Y shares, respectively.

†	As of November 20, 2006, Class Y shares were renamed Class I shares.

‡	Shares of Smith Barney Class O, Salomon Brothers Class A, Salomon Brothers Class B and Salomon Brothers Class C were converted to Class A shares on April 21, 2006.

7.	Transfer of Net Assets

On December 1, 2006, the Fund acquired the assets and certain liabilities of the Legg Mason Partners Multiple Discipline Funds Balanced All Cap Growth and Value and Legg Mason Partners Dividend and Income Fund pursuant to a plan of reorganization approved by Legg Mason Partners Multiple Discipline Funds Balanced All Cap Growth and Value and Legg Mason Partners Dividend and Income Fund shareholders on October 19, 2006. Total shares issued by the Fund and the total net assets of Legg Mason Partners Multiple Discipline Funds Balanced All Cap Growth and Value and Legg Mason Partners Dividend and Income Fund and the Fund on the date of the transfer were as follows:

Legg Mason Partners Capital and Income Fund 2006 Annual Report         55

Notes to Financial Statements (continued)

Acquired Fund	Shares Issued by the Fund	Total Net Assets of the Acquired Funds	Total Net Assets of the Fund
Legg Mason Partners Multiple Discipline Funds Balanced All Cap Growth and Value	1,792,740	$29,882,086	$2,789,207,020
Legg Mason Partners Dividend and Income Fund	32,773,503	547,372,322

The total net assets of the Legg Mason Partners Multiple Discipline Funds Balanced All Cap Growth and Value and Legg Mason Partners Dividend and Income Fund before acquisition included unrealized appreciation of $2,831,010 and $60,856,544, respectively, accumulated net realized loss of $70,929 and $66,607,419, respectively, and accumulated net investment loss of $4,359 and $11,533, respectively. Total net assets of the Fund immediately after the transfer were $3,366,461,428. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

8. Income Tax Information and Distributions to Shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions:

Record Date	Payable Date	Class A	Class B	Class C	Class I
1/30/2007	1/31/2007	$0.044000	$0.036200	$0.033300	$0.048600

The tax character of distributions paid during the fiscal years ended December 31, were as follows:

	2006	2005
Distributions paid from:
Ordinary income	$71,415,837	$73,952,192
Net long-term capital gains	234,758,346	—

Total Taxable Distributions	$306,174,183	$73,952,192

As of December 31, 2006, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$25,201,450
Undistributed long-term capital gains — net	36,791,672

Total undistributed earnings	$61,993,122
Capital loss carryforward*	(38,876,913)
Other book/tax temporary differences(a)	194,802
Unrealized appreciation/(depreciation)(b)	267,158,252

Total accumulated earnings/(losses) — net	$290,469,263

*	During the taxable year ended December 31, 2006, the Fund utilized $77,660,823 of its capital loss carryforward of which $50,163,874 was available from prior years and $27,496,949 was available from the transfer of net assets (See Note 7). As of December 31, 2006, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
12/31/2009	$(38,876,913)

56         Legg Mason Partners Capital and Income Fund 2006 Annual Report

Notes to Financial Statements (continued)

This amount will be available to offset any future taxable capital gains subject to certain annual limitations as a result of the Transfer of Net Assets (Note 7).

(a)

Other book/tax temporary differences are attributable primarily to the tax deferral of losses on straddles, book/tax differences in the treatment of distributions from real estate investment trusts, the realization for tax purposes of unrealized losses on certain futures and foreign currency contracts, differences between book/tax accrual of interest income on securities in default, non-deductible reorganization costs for tax purposes and differences in the book/tax treatment of various items.

(b)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium on fixed income securities and other book/tax basis adjustments.

9.	Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM, the Fund’s prior investment manager, and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently

Legg Mason Partners Capital and Income Fund 2006 Annual Report         57

Notes to Financial Statements (continued)

distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the Fund’s manager does not believe that this matter will have a material adverse effect on the Fund.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

10.	Legal Matters

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 9. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the advisor for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of the date of this report, the Fund’s manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Fund or the ability of the Fund’s manager and its affiliates to continue to render services to the Fund under its respective contracts.

*  *  *

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging

58         Legg Mason Partners Capital and Income Fund 2006 Annual Report

Notes to Financial Statements (continued)

Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to repeal as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM, SBFM and CGM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the Funds or any of their Board members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

11.	Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the 1940 Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, the Fund’s manager believes that this matter is not likely to have a material adverse effect on the Fund.

Legg Mason Partners Capital and Income Fund 2006 Annual Report         59

Notes to Financial Statements (continued)

12.	Special Shareholder Meeting and Reorganization

The Boards and the shareholders of Legg Mason Partners Balanced Fund and Legg Mason Balanced Trust (the “Acquired Funds”) and the Board of the Fund have approved at the November 2006 Shareholder Meeting, an Agreement and Plan of Reorganization providing for the acquisition of all of the assets and the assumption of all the liabilities of the Acquired Funds, in exchange for shares of the Fund. It is expected that the reorganization will occur on March 16, 2007.

Shareholders also approved a number of initiatives designed to streamline and restructure the fund complex. These matters generally are expected to be implemented in 2007. As noted in the proxy materials, Legg Mason will pay for a portion of the costs related to these initiatives. The portion of the costs that are borne by the Fund will be recognized in the period during which the expense is incurred. Such expenses relate to obtaining shareholder votes for proposals presented in the proxy, the election of board members, retirement of board members, as well as printing, mailing, and soliciting proxies. See also “Additional Shareholder Information” at the end of this report.

13.	Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for this Fund will be January 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund has determined that adopting FIN 48 will not have a material impact on the Fund’s financial statements.

*  *  *

On September 20, 2006, FASB released Statement of Financial Accounting Standards No. 157 Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

60         Legg Mason Partners Capital and Income Fund 2006 Annual Report

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

Legg Mason Partners Income Funds:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, and schedule of options written of Legg Mason Partners Capital and Income Fund (formerly SB Capital and Income Fund), a series of Legg Mason Partners Income Funds (formerly Smith Barney Income Funds), as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Partners Capital and Income Fund as of December 31, 2006, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 26, 2007

Legg Mason Partners Capital and Income Fund 2006 Annual Report         61

Additional Information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason Partners Capital and Income Fund (formerly known as SB Capital and Income Fund) (“Fund”) are managed under the direction of the Legg Mason Partners Income Funds (formerly known as Smith Barney Income Funds) (“Trust”) Board of Trustees. Information pertaining to the Trustees and Officers is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling Shareholder Services at 1-800-451-2010.

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Non-Interested Trustees:
Lee Abraham 13732 LeHavre Drive Frenchman’s Creek Palm Beach Gardens, FL 33410 Birth Year: 1927	Trustee	Since 1993	Retired; Former Director of Signet Group PLC	27	None

Jane F. Dasher Korsant Partners 283 Greenwich Avenue 3rd Floor Greenwich, CT 06830 Birth Year: 1949	Trustee	Since 1999	Controller of PBK Holdings Inc., a family investment company	27	None

Richard E. Hanson, Jr. 2751 Vermont Route 140 Poultney, VT 05764 Birth Year: 1941	Trustee	Since 1985	Retired; Former Head of the New Atlanta Jewish Community High School	27	None

Paul Hardin 12083 Morehead Chapel Hill, NC 27514-8426 Birth Year: 1931	Trustee	Since 1999	Professor of Law & Chancellor Emeritus at the University of North Carolina	34	None

Roderick C. Rasmussen 9 Cadence Court Morristown, NJ 07960 Birth Year: 1926	Trustee	Since 1999	Investment Counselor	27	None

John P. Toolan 7202 Southeast Golf Ridge Way Hobe Sound, FL 33455 Birth Year: 1930	Trustee	Since 1999	Retired	27	None

62         Legg Mason Partners Capital and Income Fund

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Interested Trustee:
R. Jay Gerken, CFA** Legg Mason & Co., LLC (“Legg Mason”) 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of Legg Mason; President and Chief Executive Officer of Legg Mason Partners Fund Advisors LLC (“LMPFA”) (Since 2006); President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management Inc, (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Legg Mason; Formerly Chairman of SBFM and CFM (from 2002 to 2006); Formerly, Chairman, President and Chief Executive of Travelers Investment Advisers, Inc. (from 2002 to 2005)	162	None

Officers:
Robert J. Brault Legg Mason 125 Broad Street, 11th Floor New York, NY 10004 Birth Year: 1965	Chief Financial Officer and Treasurer	Since 2004	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Director of Internal Control for CAM U.S. Mutual Fund Administration (from 2002 to 2004); Director of Project Management & Information Systems for CAM U.S. Mutual Fund Administration (from 2000 to 2002)	N/A	N/A

Legg Mason Partners Capital and Income Fund         63

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Ted P. Becker Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1951	Chief Compliance Officer	Since 2006

Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); Managing Director of Compliance at Legg Mason or its predecessor (from 2002 to 2005); Prior to 2002, Managing Director — Internal Audit & Risk Review at Citigroup Inc.

				N/A	N/A

John Chiota Legg Mason 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1968	Chief Anti-Money Laundering Compliance Officer	Since 2006

Vice President of Legg Mason or its predecessor (since 2004); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2006); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse

				N/A	N/A

64         Legg Mason Partners Capital and Income Fund

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Robert I. Frenkel Legg Mason 300 First Stamford Place, 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003

Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); Formerly, Secretary of CFM (from 2001 to 2004)

				N/A	N/A

*	Each Trustee and Officer serves until his or her successor has been duly elected and qualified.
**	Mr. Gerken is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

Legg Mason Partners Capital and Income Fund         65

Additional Shareholder Information (unaudited)

Results of a Special Meeting of Shareholders

On December 11, 2006, a Special Meeting of Shareholders was held to vote on various proposals recently approved by the Fund’s Board Members. The following tables provide the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to the following proposals: (1) elect Board Members, (2) Reorganization as Corresponding Series of an Existing Trust, (3) Reorganization as Series of a Maryland Business Trust and (4) Revise Fundamental Investment Policies.

Proposal 1: Elect Board Members†

Nominees	Votes For	Authority Withheld	Abstentions	Broker Non-Votes
Elliot J. Berv	326,009,773.489	11,257,152.959	0.000	0.000
A. Benton Cocanougher	325,898,190.365	11,368,736.083	0.000	0.000
Jane F. Dasher	325,981,749.911	11,285,176.537	0.000	0.000
Mark T. Finn	326,021,537.213	11,245,389.235	0.000	0.000
Rainer Greeven	325,791,305.447	11,475,621.001	0.000	0.000
Stephen Randolph Gross	325,876,625.182	11,390,301.266	0.000	0.000
Richard E. Hanson Jr.	325,872,007.984	11,394,918.464	0.000	0.000
Diana R. Harrington	325,746,405.962	11,520,520.486	0.000	0.000
Susan M. Heilbron	325,931,445.925	11,335,480.523	0.000	0.000
Susan B. Kerley	326,017,231.539	11,249,694.909	0.000	0.000
Alan G. Merten	326,036,225.507	11,230,700.941	0.000	0.000
R. Richardson Pettit	325,970,651.286	11,296,275.162	0.000	0.000
R. Jay Gerken, CFA	325,892,587.522	11,374,338.926	0.000	0.000

†	Board Members are elected by the shareholders of all of the series of the Fund of which the Fund is a series.

Proposal 2: Reorganization as Corresponding Series of an Existing Trust

Votes For	Votes Against	Abstentions	Broker Non-Votes
77,737,759.364	1,571,012.947	1,911,550.855	3,078,651.000

Proposal 3: Reorganization as Series of a Maryland Business Trust

Votes For	Votes Against	Abstentions	Broker Non-Votes
77,754,971.584	1,575,585.940	1,889,765.642	3,078,651.000

66         Legg Mason Partners Capital and Income Fund

Additional Shareholder Information (unaudited) (continued)

Proposal 4: Revise Fundamental Investment Policies

Items Voted On	Votes For	Votes Against	Abstentions	Broker Non-Votes
Borrowing Money	77,327,810.933	1,982,640.764	1,909,871.469	3,078,651.000
Underwriting	77,426,942.949	1,843,359.815	1,950,020.402	3,078,651.000
Lending	77,274,015.138	2,040,476.124	1,905,831.904	3,078,651.000
Issuing Senior Securities	77,337,139.286	1,908,714.082	1,974,469.798	3,078,651.000
Real Estate	77,463,244.875	1,807,659.784	1,949,418.507	3,078,651.000
Commodities	77,334,344.985	1,928,687.837	1,957,290.344	3,078,651.000
Concentration	77,476,738.190	1,779,093.460	1,964,491.516	3,078,651.000
Diversification	77,282,773.114	1,961,616.137	1,975,933.915	3,078,651.000
Non-Fundamental	77,088,045.115	2,218,704.098	1,913,573.953	3,078,651.000

Legg Mason Partners Capital and Income Fund         67

Important Tax Information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2006:

Record Date:	Monthly	11/29/06
Payable Date:	Monthly	11/30/06

Ordinary Income
Qualified Dividend Income for Individuals	30.34%	—

Dividends Qualifying for the Dividends Received Deduction for Corporations	27.78%	—

Long-Term Capital Gain Distribution	—	$1.5125

Please retain this information for your records.

68         Legg Mason Partners Capital and Income Fund

Legg Mason Partners Capital and Income Fund

TRUSTEES Lee Abraham Jane F. Dasher R. Jay Gerken, CFA Chairman Richard E. Hanson, Jr. Paul Hardin Roderick C. Rasmussen John P. Toolan

INVESTMENT MANAGER

Legg Mason Partners Fund Advisor, LLC

SUBADVISERS

ClearBridge Advisors, LLC

Western Asset Management Company

Western Asset Management Company Limited

DISTRIBUTORS

Citigroup Global Markets Inc.

Legg Mason Investor
Services, LLC

PFS Investments Inc.

CUSTODIAN

State Street Bank and

Trust Company

TRANSFER AGENT

PFPC Inc.

4400 Computer Drive Westborough, Massachusetts 01581

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, New York 10154

This report is submitted for the general information of the shareholders of Legg Mason Partners Capital and Income Fund. It is not for distribution to prospective investors unless accompanied by a current prospectus.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/InvestorServices

@2007 Legg Mason Investor Services, LLC

Member NASD, SIPC

FD0420 2/07	SR07-270

Legg Mason Partners Capital and Income Fund

The Fund is a separate investment fund of the Legg Mason Partners Income Funds, a Massachusetts business trust.

LEGG MASON PARTNERS CAPITAL AND INCOME FUND

Legg Mason Partners Funds

125 Broad Street

10th Floor, MF-2

New York, New York 10004

The Fund files its complete schedule (“Commission”) of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Legg Mason Partners Shareholder Services at 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/InvestorServices and (3) on the SEC’s website at www.sec.gov.

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Jane F. Dasher, the Chairperson of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Ms. Dasher as the Audit Committee’s financial expert. Ms. Dasher is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	Principal Accountant Fees and Services

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2005 and December 31, 2006 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $33,500 in 2005 and $37,500 in 2006.

b) Audit-Related Fees. There were no fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Income Funds (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $2,500 in 2005 and $2,700 in 2006. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Partners Income Funds

All Other Fees. There were no other non-audit services rendered by the Auditor to Smith Barney Fund Management LLC (“SBFM”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to Legg Mason Partners Income Funds requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Investment Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2005 and 2006; Tax Fees were 100% and 0% for 2005 and 2006; and Other Fees were 100% and 0% for 2005 and 2006.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Funds and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Legg Mason Partners Income Funds during the reporting period were $0 in 2006 for fees related to the transfer agent matter as fully described in the notes the financial statements titled “additional information” and $75,000 for 2005.

(h) Yes. Legg Mason Partners Income Funds’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Funds or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

(h) Yes. Legg Mason Partners Funds, Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Funds, Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Funds

By:	/s/ R. Jay Gerken
(R. Jay Gerken) Chief Executive Officer of
Legg Mason Partners Income Funds

Date:	March 9, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of Legg Mason Partners Income Funds

Date:	March 9, 2007

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of Legg Mason Partners Income Funds

Date:	March 9, 2007